                                  Exhibit 10.26

The Company has omitted from this Exhibit portions of the Agreement for which the Company has requested confidential treatment from the Securities and Exchange Commission. The portions of the Agreement for which confidential treatment has been requested have been deleted and marked with asterisks surrounded by brackets ([****]) and have been filed separately with the Securities and Exchange Commission.


                               RESEARCH AGREEMENT

                                     between

                       Vertex Pharmaceuticals Incorporated

                                       and

                            Laboratoires Serono S.A.

                               Research Agreement

                                Table of Contents

                                                                     Page Number

INTRODUCTION...............................................................1

ARTICLE I -- DEFINITIONS...................................................1

ARTICLE II -- RESEARCH PROGRAM.............................................6

   2.1.  Conduct of the Research Program...................................6
   2.2.  Term..............................................................6
   2.3.  Payment With Respect to Past Research.............................6
   2.4.  Research Support Payments.........................................7
   2.5.  Joint Research Committee..........................................8
   2.6.  Research Plan.....................................................9
   2.7.  Exchange and Use of Information..................................10
   2.8.  Ownership of Program Technology..................................10
   2.9.  Redirection or Termination of Research Program...................11
   2.10. Research Exclusivity.............................................11

ARTICLE III -- LICENSE, DEVELOPMENT AND COMMERCIALIZATION RIGHTS..........14

   3.1.  License and Development Election.................................14
   3.2.  Exercise of Development Election.................................15
   3.3.  Refused Candidate................................................15
   3.4   Final Report Election............................................17
   3.5.  SERONO Licenses..................................................19

ARTICLE IV -- CONFIDENTIALITY.............................................20

   4.1.  Undertaking......................................................20
   4.2.  Exceptions.......................................................21
   4.3.  Publicity........................................................21
   4.4.  Survival.........................................................22

ARTICLE V -- PUBLICATION..................................................22

ARTICLE VI -- INDEMNIFICATION.............................................23

   6.1.  Indemnification by VERTEX........................................23
   6.2.  Indemnification by SERONO........................................24
   6.3.  Claims Procedures................................................25

ARTICLE VII -- PROGRAM TECHNOLOGY.........................................26

   7.1.  Ownership........................................................26
   7.2.  Patent Procurement, Maintenance and Defense......................26
   7.3.  Costs............................................................27
   7.4.  No Implied Rights................................................28

ARTICLE VIII -- TERM AND TERMINATION......................................28

   8.1.  Term.............................................................28
   8.2.  Termination of the Research Program by SERONO for Cause..........28
   8.3.  Termination of the Research Program by VERTEX for Cause..........29


                  Research Agreement -- Confidential -- Page i

                               Research Agreement

                                                                     Page Number

   8.4.   Early Termination of Research Program by SERONO.................29
   8.5.   No Termination upon Bankruptcy:.................................29
   8.6.   Effect of Termination...........................................30

ARTICLE IX -- REPRESENTATIONS AND WARRANTIES..............................30

   9.1.   Representations and Warranties of VERTEX........................30
   9.2.   Representations and Warranties of SERONO........................31

ARTICLE X -- DISPUTE RESOLUTION...........................................32

   10.1.  Governing Law...................................................32
   10.2.  Dispute Resolution Process......................................32

ARTICLE XI -- MISCELLANEOUS PROVISIONS....................................32

   11.1.  Official Language...............................................32
   11.2.  Waiver..........................................................32
   11.3.  Force Majeure...................................................32
   11.4.  Severability....................................................33
   11.5.  Government Acts.................................................33
   11.6.  Government Approvals............................................34
   11.7.  Export Controls.................................................34
   11.8.  Assignment; Successors and Assigns..............................34
   11.9.  Affiliates......................................................35
   11.10. Counterparts....................................................35
   11.11. No Agency.......................................................35
   11.12. Notice..........................................................35
   11.13. Headings........................................................36
   11.14. Entire Agreement................................................36

Exhibit A     License, Development and Commercialization Agreement
Schedule 1.4  [*******************************]
Schedule 1.10 Countries of the Far East
Schedule 2.4  [*******************************************]
Schedule 3.2  Minimum Development Criteria


                  Research Agreement -- Confidential -- Page ii

                               RESEARCH AGREEMENT

      THIS RESEARCH AGREEMENT (the "Agreement") is made and entered into as of this 11th day of December 2000 between VERTEX PHARMACEUTICALS INCORPORATED ("VERTEX"), a Massachusetts corporation with principal offices at 130 Waverly Street, Cambridge, MA 02139-4242, and LABORATOIRES SERONO S.A. ("SERONO"), a Swiss corporation with principal offices at Zone Industrielle de l'Ouriettaz, 1170 Aubonne, Switzerland.

                                  Introduction

      WHEREAS, VERTEX has undertaken a broad drug discovery program with the objective of designing novel, small-molecule Caspase (as defined below) inhibitors as human therapeutics for a variety of clinical indications;

      WHEREAS, SERONO is also interested in developing and commercializing drugs targeting Caspases and has particular expertise in developing, marketing and selling pharmaceuticals worldwide;

      WHEREAS, both parties desire to enter into a collaboration the objective of which will be to design novel, small-molecule compounds which act through inhibition of one or more Caspases, for the treatment or prevention of human disease, and to develop, market and sell those compounds as pharmaceuticals upon the terms and conditions set forth herein and in a License, Development and Commercialization Agreement identical in substance to Exhibit A hereto;

      NOW THEREFORE, in consideration of the foregoing premises, the mutual covenants set forth in this Agreement, and other good and valuable consideration, the parties agree as follows:

                            ARTICLE I -- DEFINITIONS

      1.1. "Affiliate" shall mean, with respect to any Person, any other Person which directly or indirectly controls, is controlled by, or is under common control with such Person. The term "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Control will be presumed if one Person owns, either of record or beneficially, more than forty percent (40%) of the voting stock of any other Person.


                  Research Agreement -- Confidential -- Page 1

      1.2. "Bulk Drug Substance" shall mean a Drug Product Candidate in bulk crystal, powder, solution or other form suitable for incorporation in a Drug Product, which if required in order to stabilize the Drug Product Candidate shall be formulated with stabilizing excipients.

      1.3. "Caspases" shall mean cysteine-proteases that cleave target proteins preferentially after an aspartic-acid residue.

      1.4. "Compound" shall mean [**********************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
*******************************************].

      1.5. "Controlled" shall mean the legal authority or right of a party hereto to grant a license or sublicense of intellectual property rights to another party hereto, or to otherwise disclose proprietary or trade secret information to such other party, without breaching the terms of any agreement with a Third Party or misappropriating the proprietary or trade secret information of a Third Party.

      1.6. "Development Election" shall have the meaning set forth in Section
3.1 hereof.

      1.7. "Drug Product" shall mean a finished dosage form which is prepared from Bulk Drug Substance and is ready for administration to the ultimate consumer as a pharmaceutical.

      1.8. "Drug Product Candidate" shall mean a Compound as to which SERONO has exercised its Development Election under Article III hereof and which is therefore the subject of a License Agreement in accordance with the provisions of Sections 3.2, 3.3 or 3.4 hereof.

      1.9. "Effective Date" shall mean the effective date of this Agreement as set forth on the first page hereof.

      1.10. "Far East" shall mean all countries set forth on Schedule 1.10 hereof.


                  Research Agreement -- Confidential -- Page 2

      1.11. "FDA" shall mean the United States Food and Drug Administration.

      1.12. "Field" shall mean the treatment or prevention of conditions or diseases in humans using pharmaceutical products the principal mode of action of which is [******************* **********************************************].

      1.13. "ICE" shall mean [***********************************]

      1.14. "IND" shall mean the investigational new drug application relating to a drug product filed with the FDA pursuant to 21 C.F.R. Part 312, including any amendments thereto. References herein to IND shall include, to the extent applicable, any comparable filing(s) made with a Regulatory Authority in other countries in the Territory (such as a clinical trial exemption (CTX) in the European Union).

      1.15. "Indication" shall mean a generally acknowledged disease or condition, a significant manifestation of a disease or condition, or symptoms associated with a disease or syndrome for which use of a pharmaceutical product is indicated, as customarily identified in the pharmaceutical product's label under applicable FDA regulations or the foreign equivalent thereof.

      1.16. "Joint Know-How" shall have the meaning set forth in Section 7.1 of this Agreement.

      1.17. "Joint Patents" shall have the meaning set forth in Section 7.1 of this Agreement.

      1.18. "JRC" shall have the meaning set forth in Section 2.5 of this Agreement.

      1.19. "Know-How" shall mean all Program Technology other than inventions which are the subject of Patents.

      1.20. "License Agreement" shall mean a License, Development and Commercialization Agreement, identical in substance to Exhibit A hereto, to be executed by VERTEX and SERONO in conjunction with the exercise by SERONO of its Development Election with respect to a Drug Product Candidate.

      1.21. "Patents" shall mean all existing patents and patent applications and all patent applications hereafter filed, including any continuation, continuation-in-part, division, provisional or any substitute applications, any patent issued with respect to any such patent applications, any reissue, reexamination, renewal or extension (including any supplementary protection


                  Research Agreement -- Confidential -- Page 3 certificate) of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all foreign counterparts of any of the foregoing.

      1.22. "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization or government or political subdivision thereof.

      1.23. "Phase II Clinical Trial" shall mean shall mean a human clinical trial conducted for inclusion in (i) that portion of the FDA submission and approval process which provides for trials of a pharmaceutical product on a limited number of patients for the purposes of collecting data on dosages, evaluating safety and collecting preliminary information regarding efficacy in the proposed therapeutic Indication, as more fully defined in 21 C.F.R. ss.312.21(b), and (ii) equivalent submissions with similar requirements in other countries in the Territory.

      1.24. "Phase III Clinical Trial" shall mean a human clinical trial conducted for inclusion in (i) that portion of the FDA submission and approval process which provides for the continued trials of a pharmaceutical product on sufficient numbers of patients to generate safety and efficacy data to support Regulatory Approval in the proposed therapeutic Indication, as more fully defined in 21 C.F.R. ss. 312.21(c), and (ii) equivalent submissions with similar requirements in other countries in the Territory.

      1.25. "Program Technology" shall mean all data, technical information, know-how, discoveries, inventions (whether or not patented or patentable), trade secrets, processes, techniques, materials, compositions, methods, formulas or improvements (i) invented, discovered or developed by either party hereto or its Affiliates under the Research Program, (ii) invented, discovered or developed by VERTEX prior to the Effective Date in the course of a research program directed toward the discovery of Caspase inhibitors other than inhibitors of ICE or (iii) to which VERTEX has been granted a license or otherwise received some form of right, title or interest from its Far East collaborator; that, in each case, relate to the Compounds or their manufacture or use. Notwithstanding the foregoing, the term Program Technology shall not apply to VERTEX's general drug design technology whether in software or hardware, tangible or intangible, form.

      1.26. "Refused Candidate" shall have the meaning set forth in Section 3.3 hereof.

      1.27. "Regulatory Approval" shall mean, with respect to any country, all authorizations by the appropriate governmental entity or entities necessary for commercial sale of a pharmaceutical product in that country including, without limitation and where applicable, approval of labeling, price, reimbursement and manufacturing. "Regulatory Approval" in the


                  Research Agreement -- Confidential -- Page 4

United States shall mean final approval of a new drug application pursuant to 21 C.F.R. ss. 314 (or any successor regulation having the same purpose or effect), permitting marketing of the applicable pharmaceutical product in interstate commerce in the United States. "Regulatory Approval" in the European Union shall mean final approval of a Marketing Authorization Application pursuant to Council Directive 75/319/EEC, as amended, or Council Regulation 2309/93/EEC, as amended, or pursuant to any successor regulation having the same purpose or effect.

      1.28. "Research Plan" shall have the meaning set forth in Section 2.6 hereto.

      1.29. "Research Program" shall mean all research activities undertaken under this Agreement with the objective of creating, identifying, designing or evaluating Compounds as provided herein, including but not limited to activities described in the Research Plan.

      1.30. "Research Year" shall mean a twelve-month period during the term of the Research Program commencing on October 1, and ending on September 30, of each year.

      1.31. "SERONO Know-How" shall mean all Know-How Controlled by SERONO or its Affiliates.

      1.32. "SERONO Patents" shall mean all Patents Controlled by SERONO or its Affiliates claiming Program Technology.

      1.33. "SERONO Program Technology" shall mean all SERONO Patents and SERONO Know-How, including SERONO's and its Affiliates' right, title and interest in any Joint Patents and Joint Know-How.

      1.34. "Territory" shall mean all countries of the world, except for the countries of the Far East identified as such on Schedule 1.10 hereto.

      1.35. "Third Party" shall mean any Person that is not a party or an Affiliate of any party to this Agreement.

      1.36. "VERTEX Know-How" shall mean all Know-How Controlled by VERTEX or its Affiliates.

      1.37. "VERTEX Patents" shall mean all Patents Controlled by VERTEX or its Affiliates claiming Program Technology.


                  Research Agreement -- Confidential -- Page 5

      1.38. "VERTEX Program Technology" shall mean all VERTEX Patents and VERTEX Know-How, including VERTEX's and its Affiliates' right, title and interest in any Joint Patents and Joint Know-How.

                         ARTICLE II -- RESEARCH PROGRAM

      2.1. Conduct of the Research Program.

            2.1.1. Responsibility. VERTEX shall have principal responsibility for the conduct of the Research Program, and SERONO shall provide consultation, advice and such research effort as may be deemed appropriate by the JRC and accepted by SERONO. The JRC shall review and coordinate each party's efforts with respect to the Research Program.

            2.1.2. Efforts. VERTEX will use its commercially reasonable and diligent efforts, consistent with prevailing practices within the pharmaceutical and biotechnology industries, to conduct, and as necessary to cause its agents to conduct, the Research Program, with the objective of identifying Compounds as soon as practicable which might be suitable for designation as Drug Product Candidates. VERTEX will conduct the Research Program in accordance with the terms and conditions of this Agreement, and in accordance with prevailing laboratory standards and practices where its laboratories are located, including, where applicable, the standards set forth in the current Good Laboratory Practices regulations promulgated by the FDA, published at C.F.R.
Part 58, as such regulations may be amended from time to time, and equivalent foreign regulations or standards as applicable.

            2.1.3. Records. VERTEX shall prepare and maintain complete and accurate written records, accounts, notes, reports and data with respect to all laboratory work conducted in the performance of the Research Program in conformity with standard pharmaceutical and biotechnology industry practices.

      2.2. Term.

            The Research Program shall commence as soon as practicable after the Effective Date and will conclude at the end of the fifth (5th) Research Year, unless earlier terminated in accordance with the provisions hereof. The Research Program may be extended from year to year thereafter with the written consent of both parties.

      2.3. Payment With Respect to Past Research.

            SERONO will make the following payments to VERTEX, on the dates referenced below, in consideration of certain of VERTEX's past research costs, and in recognition of


                  Research Agreement -- Confidential -- Page 6

VERTEX's research program relative to Caspases having achieved certain research milestones prior to the Effective Date:

            1.    Within thirty (30) days of the Effective Date:    $3,000,000

            2.    On or before the first anniversary of the
                  Effective Date:                                   $2,000,000

      2.4. Research Support Payments.

            2.4.1 Payments. SERONO will make research support payments to VERTEX in the amount of [*****************] for each Research Year. The first Research Year will be deemed to have commenced on October 1, 2000. Payments due for each Research Year shall be made quarterly in advance on or before October 1, January 1, April 1 and July 1, of each Research Year, except that the first quarterly payment due on or before October 1, 2000 shall be made within thirty (30) days of the Effective Date. All payments shall be made in United States dollars to the credit of such bank account as may be designated by VERTEX in writing to SERONO. Any payments which fall due on a Saturday, Sunday or date which is a legal holiday in the Commonwealth of Massachusetts may be made on the next following day which is not a Saturday, Sunday or legal holiday in the Commonwealth of Massachusetts.

            2.4.2. Report. [****************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************]

            2.4.3. Withholding. SERONO has advised that the payments referenced in Section 2.3 and Section 2.4.1 above, if made to VERTEX, are currently not subject to withholding tax in Switzerland. If during the term of this Agreement, withholding tax should be required by law to be deducted from such payments, the parties will agree on an equitable division of liability for any sum which is withheld and for which VERTEX is not compensated or reimbursed by way of usable tax credits or otherwise.


                  Research Agreement -- Confidential -- Page 7

      2.5. Joint Research Committee.

            2.5.1. Composition and Purposes. VERTEX and SERONO will establish within thirty (30) days of the Effective Date a Joint Research Committee ("JRC") which shall consist of at least six (6) representatives (as may be increased or decreased by the JRC), half of whom shall be designated from time to time by each party. Meetings of the JRC other than regularly scheduled quarterly meetings may be held only if a quorum of at least two (2) representatives of each party participates; except that lack of a quorum shall not prevent the scheduling and conduct of a meeting by either party after that party has made good faith but unsuccessful attempts for more than ninety (90) days to schedule and convene the meeting. The JRC shall meet formally at least quarterly, or with such other frequency, and at such time and location, as may be established by the JRC, for the following purposes:

                  (i) To receive and review reports by VERTEX and its project teams, and by SERONO if it is conducting research under the Research Plan, which shall be prepared and submitted to the other party and to the JRC on a quarterly basis within fifteen (15) days after the end of each calendar quarter (commencing with the calendar quarter ending December 31, 2000), summarizing data and information generated under the Research Plan and other progress with respect thereto. The first such report provided by VERTEX will provide information regarding all Compounds invented, discovered or developed by VERTEX prior to the Effective Date in the course of a research program directed toward the discovery of Compounds, and that data will be updated in subsequent reports to reflect new Compounds invented, discovered or developed by VERTEX since the date of the last report;

                  (ii) To coordinate and review research activity and interactions between VERTEX and SERONO;

                  (iii) To review any Compounds proposed by either party for development;

                  (iv) To review, consider and approve revisions to the Research Plan;

                  (v) To periodically review the overall goals and strategy of the Research Program and to consider whether redirection or termination of the Research Program should be recommended under Section 2.9 hereof; and

                  (vi) To discuss matters relating to Patents claiming Program Technology.

            VERTEX will prepare the initial draft of an agenda for each JRC meeting and will submit the draft to SERONO for comments a reasonable period before the scheduled meeting


                  Research Agreement -- Confidential -- Page 8 date. The party hosting a particular JRC meeting shall prepare and deliver to the members of the JRC, within thirty (30) days after the date of each meeting, minutes of such meeting setting forth, among other things, all decisions of the JRC, and including a summary of the status of research work as reported to the JRC. The party not preparing the minutes may suggest changes or amendments to the minutes, and may provide a supplement addressing activities at the meeting which are not reported in the minutes, which shall be distributed to the parties and filed with the meeting minutes. In case the JRC meets by means of telephone or video conferences, the responsibility for preparing minutes shall lie with VERTEX.

            2.5.2. Decision Making.

                  (i) Each of VERTEX and SERONO shall have one vote on the JRC. The objective of the JRC shall be to reach agreement by consensus on all matters within the scope of the Research Plan. However, in the event of a deadlock with respect to any action (which shall be deemed to have occurred if either party shall request a vote of the JRC on a matter and that vote shall either not be taken within thirty (30) days of the request or if taken shall result in a tie vote), [************************************************************************
********************************************************************************
*********************].

                  (ii) Each party shall retain the rights, powers, and discretion granted to it under this Agreement, and the JRC shall not be delegated or vested with any such rights, powers or discretion except as expressly provided in this Agreement. The JRC shall not have the power to amend or modify this Agreement, which may only be amended or modified as provided in
Section 11.14 hereof.

      2.6. Research Plan.

            2.6.1. General. By the end of the first meeting of the JRC, VERTEX and SERONO shall agree upon (i) an outline research plan (the "Research Plan") for identifying, conceiving, synthesizing, structurally characterizing, testing, evaluating and otherwise discovering one or more Compounds that the parties believe to be commercially viable candidates for development; and (ii) as a component of the Research Plan, a detailed research plan for the first Research Year, including an appropriate schedule therefor.

            2.6.2. Plan Review and Approval. The Research Plan will be revised and updated by VERTEX at least annually and submitted to the JRC for its review and approval.


                  Research Agreement -- Confidential -- Page 9

VERTEX, in revising and updating the Research Plan, will take into account material scientific and commercial developments relevant to the objectives of the Research Program.

      2.7. Exchange and Use of Information.

            2.7.1. Review of Research. Each party will enable any representatives of the other party on the JRC, or other authorized representatives of such party, to review the ongoing research being conducted by the first party under the Research Program and to discuss that research with its officers, all at such reasonable times and as often as may be reasonably requested. The parties also shall institute periodic working meetings between scientists from VERTEX and SERONO, to enhance the coordination and application of each party's resources and to provide an effective vehicle for sharing and exchanging Research Program results. Representatives of VERTEX or SERONO (including for this purpose agents) receiving Confidential Information (as defined in Section 4.1) from representatives of the other party, and any representatives of one party who may by agreement participate in an exchange of scientists with the other party, or who may otherwise spend a significant period of time at the laboratories of the other party, shall sign appropriate agreements ensuring that information disclosed to them is held in confidence in accordance with the provisions of Article IV of this Agreement.

            2.7.2. Far East Collaborator. VERTEX's agreement with its Far East collaborator for development and sale of Compounds in the Far East obligates each party to share with the other party information which is relevant to the research and development of Compounds. VERTEX will share with SERONO information received by it from its Far East collaborator pursuant to the foregoing, in consideration of the reciprocal right hereby granted to VERTEX by SERONO to share information received by it from SERONO with VERTEX's Far East collaborator, relative to the research and development of Compounds in the Territory.

      2.8. Ownership of Program Technology.

            2.8.1. No Ownership by Employees. All employees of VERTEX and SERONO who are expected to participate in the Research Program have signed, or before any such participation will sign, agreements with VERTEX or SERONO, respectively, regarding proprietary information and inventions, in a form reasonably considered by the employer and its counsel to assure the employer's Control of Program Technology invented, discovered or developed by such employees.

            2.8.2. No Ownership by Agents. VERTEX and SERONO shall each enter into customary agreements with its agents that provide that all of such agents' right, title and interest


                  Research Agreement -- Confidential -- Page 10 in, to and under any Program Technology invented, discovered or developed by such agents shall be assigned or licensed to VERTEX or SERONO as the case may be.

      2.9. Redirection or Termination of Research Program.

            If at any time during the term of this Agreement, the JRC shall determine in good faith (i) that the Research Program or any portion thereof is not likely to be successfully completed or if so completed is not likely to produce Compounds that are commercially viable, or (ii) that in other material respects the Research Program will not conform to the parties' reasonable expectations when entering into this Agreement, then the JRC may suggest revision, reorientation or termination of the Research Program to each party's top management, and upon mutual consent VERTEX and SERONO shall thereafter promptly modify their respective activities in connection with the Research Program, or terminate the Research Program, accordingly.

      2.10. Research Exclusivity.

            2.10.1. Conduct of Research and Development. Neither VERTEX nor SERONO nor any of their respective Affiliates will conduct research or development activities in the Field during the term of the Research Program (except, as to VERTEX, activities conducted with its collaborator in the Far
East) other than pursuant to the provisions of this Agreement. Neither VERTEX nor SERONO will enter into any agreement with a Third Party which would prevent it from performing its obligations under this Agreement.

            2.10.2. In-Licensing Opportunity. Notwithstanding the foregoing, if a Third Party offers SERONO the opportunity to license and develop a chemical compound for which an IND has been accepted by the relevant Regulatory Authority (an "In-Licensed Compound") in the Field in any country in the Territory (an "In-Licensing Opportunity"), then prior to accepting any such In-Licensing Opportunity SERONO will provide VERTEX with all material information in its possession concerning the In-Licensing Opportunity and will offer VERTEX the opportunity to share the In-Licensing Opportunity with SERONO on the following basis:

                  (i) [*********************************************************
********************************************************************************
********************************************************************************
********************************************************************************


                  Research Agreement -- Confidential -- Page 11

********************************************************************************
********************************************************************************
********************************************************************************
*******************************************************************************]

                  (ii) [********************************************************
********************************************************************************
********************************************************************************
********************************************************************************
*******************************************************************************]

                  (iii) [*******************************************************
********************************************************************************
*******************************************************************************]

                  (iv) VERTEX shall not be required to accept the In-Licensing Opportunity offered by SERONO, and shall be deemed to have declined the In-Licensing Opportunity if it shall not have accepted the In-Licensing Opportunity by notice in writing to SERONO within sixty (60) days after VERTEX's receipt of the information relative to the In-Licensing Opportunity referenced in the first sentence of this Section 2.10.2. If VERTEX does not accept the In-Licensing Opportunity, it shall have no responsibility to, and will be entitled to


                  Research Agreement -- Confidential -- Page 12 no payment or other benefits from, SERONO or the Third Party in connection with the In-Licensing Opportunity. If VERTEX does accept the In-Licensing Opportunity, VERTEX and SERONO will negotiate an agreement with respect to such In-Licensing Opportunity incorporating applicable provisions of the License Agreement as well as such other customary representations, warranties, covenants and conditions as are necessary or appropriate for transactions of this type, not inconsistent with the terms and conditions hereof and satisfactory in form and substance to the parties and their legal advisors.

[*******************************************************************************
********************************************************************************
****************]


                  Research Agreement -- Confidential -- Page 13

[*******************************************************************************
********************************************************************************
********************]

        ARTICLE III -- LICENSE, DEVELOPMENT AND COMMERCIALIZATION RIGHTS

      3.1. License and Development Election.

            VERTEX hereby grants to SERONO (i) a nonexclusive license and/or sublicense in the Territory under VERTEX Program Technology to exercise its rights and fulfill its obligations under this Agreement, and (ii) an exclusive right, exercisable as set forth in Sections 3.2, 3.3 and 3.4 and otherwise subject to the provisions of this Agreement (the "Development Election"), to license one or more Compounds and to develop, manufacture and have manufactured, use, sell, offer to sell, and import Bulk Drug Substance, Drug Product Candidates and Drug Products incorporating those Compounds in the Territory, upon the terms and conditions set forth in a License Agreement. VERTEX will not grant to any Third Party rights to VERTEX Program Technology which are inconsistent with the grant of the Development Election to SERONO under this
Article III.

      The Development Election, and the included right to license Compounds, shall expire and SERONO shall no longer have the right to license any Compounds not theretofore the subject of a Development Election and License Agreement, upon the first to occur of:

            (i)   Termination of the Research Program by VERTEX for cause under
                  Section 8.3 hereof;

            (ii) [********************] following termination of the Research Program by SERONO for cause under Section 8.2 hereof; and

            (iii) [*********************] following the Final Report Date under
                  Section 3.4, following expiration of the five-year term of the Research Program or its early termination under Section 8.4 hereof.

Notwithstanding the foregoing, (a) if a Selection Notice or Second Opportunity Notice with respect to a Proposed Candidate is provided by VERTEX to SERONO under Sections 3.2.1 or 3.3.1 below prior to expiration of the Development Election as provided above, then the Development Election with respect to that Proposed Candidate shall not expire until the end of the Notice Period or Second Opportunity relative to that Proposed Candidate as specified in Sections 3.2.1 or 3.3.1, as applicable; and (b) the Development Election with respect to certain


                  Research Agreement -- Confidential -- Page 14

Refused Candidates shall survive termination or expiration of the Research Program as provided in Section 3.3.2 below.

      3.2. Exercise of Development Election.

            3.2.1. Exercise. VERTEX will notify SERONO as soon as VERTEX has selected a Compound for formal pre-clinical development hereunder (each, a "Proposed Candidate"). Along with that notice (the "Selection Notice"), VERTEX will also provide SERONO and the JRC with all material information known to VERTEX at the time of the Selection Notice (the "Selection Information"), including analysis results and raw data, which could be material to SERONO's decision whether to exercise its Development Election with respect to the Proposed Candidate. Any Compound proposed by VERTEX for development will meet the minimum development criteria set forth on Schedule 3.2 to this Agreement. As to any Proposed Candidate SERONO may exercise its Development Election and select that Proposed Candidate for development (a "Drug Product Candidate") by delivery to VERTEX, within [*********************************] after receipt of the Selection Information with respect to the Proposed Candidate (the "Notice Period"), of written notice of exercise of its Development Election with respect to that Proposed Candidate. The parties shall then promptly execute a License Agreement with respect to that Drug Product Candidate. SERONO shall not be obligated but shall have complete discretion to determine whether to exercise its Development Election with respect to any Proposed Candidate.

            3.2.2. Failure to Exercise. Subject to the provisions of Section 3.3 below, the Development Election with respect to any Proposed Candidate will expire at 5:00 P.M. Boston time on the last day of the Notice Period with respect to that Proposed Candidate, unless SERONO prior to that time has exercised its Development Election in accordance with this Agreement.

      3.3. Refused Candidate.

            3.3.1. Second Opportunity. If SERONO does not exercise the Development Election with respect to a Proposed Candidate during the Notice Period referenced in Section 3.2 above, then the Development Election shall expire as provided in Section 3.2.2 with respect to that Proposed Candidate (which shall then become a "Refused Candidate" hereunder) subject to the proviso set forth below, and VERTEX will thereafter be free to develop and commercialize the Refused Candidate at its expense free of any further obligation to SERONO hereunder except as set forth below, including the obligation to submit information concerning


                  Research Agreement -- Confidential -- Page 15
that Refused Candidate for review by the JRC; provided that VERTEX will not enter into any agreement with a Third Party to develop or commercialize the Refused Candidate prior to [***************************************************]
If VERTEX continues development of the Refused Candidate it will notify SERONO [**************************] of its decision to do so. VERTEX will thereafter notify SERONO in writing after VERTEX has received all material data from its Phase II Clinical Trials of that Refused Candidate for the initial Indication tested (the "Second Opportunity Notice"). [*************************************
******************************************]. SERONO may request and VERTEX will promptly provide to SERONO all analysis results and raw data available at the time of the request which are material to, and will form the basis for, VERTEX's decision to commence its first Phase III Clinical Trial or other pivotal registration study (or to file for Regulatory Approval, if an application for Regulatory Approval is planned based on data from the Phase II Clinical Trial alone) with respect to the Refused Candidate (the "Development Information"). VERTEX will also provide to SERONO as part of the Development Information with respect to the Refused Candidate, a detailed schedule of the development costs incurred by VERTEX with respect to the development of that Refused Candidate to date, including all direct and indirect costs associated with preclinical studies, clinical trials, manufacturing of drug substance and drug product, scale-up and formulation research, and regulatory activities, but excluding any allocation of corporate overheads, determined in a manner not at variance with Generally Accepted Accounting Principles (GAAP), International Accounting Standards (IAS) and the party's usual practices. During [***********************
********************************************************************************
************************************************], SERONO shall have the right to exercise the Development Election with respect to that Refused Candidate; except that the provisions of Article VII of the License Agreement shall be applicable to any Drug Product Candidate which is licensed at the Second Opportunity. SERONO's right to exercise the Development Election with respect to any Refused Candidate at the Second Opportunity [******************************* ************************************************] with respect to that Refused
Candidate. If SERONO exercises the Development Election, the parties shall then promptly execute a License Agreement. SERONO shall not be obligated but shall have complete discretion to determine whether to exercise its Development Election with respect to any Refused Candidate.

            3.3.2. Rights Upon Expiration or Termination of the Research Program. (a) If the Research Program expires in the ordinary course at the end of the term provided in Section


                  Research Agreement -- Confidential -- Page 16

2.2 hereof or SERONO terminates this Agreement [***************************], prior to the completion of Phase II Clinical Trials with respect to a Refused Candidate, VERTEX will include with the Final Report provided under Section 3.4 hereof all material information known to VERTEX as of the end of the Final Report Period relative to the Refused Candidate and its suitability as a Drug Product Candidate. SERONO may thereafter exercise the Development Election with respect to that Refused Candidate on or before [******************************** *********************], and in such event the Development Election will be deemed to have been exercised by SERONO with respect to that Refused Candidate at the Second Opportunity, with the consequences provided in Section 3.3.1 and under the License Agreement with respect to that Candidate.

            (b) If the Research Program expires in the ordinary course at the end of the five-year term provided in Section 2.2 hereof, or is terminated by SERONO [************************************************************************
************************], then SERONO will nevertheless retain the right after termination of this Agreement: to receive a Second Opportunity Notice from VERTEX, as provided in Section 3.3.1, with respect to any Refused Candidates as to which the Development Election was not exercised by SERONO under Subsection 3.3.2(a) above; to receive the Development Information with respect to that Refused Candidate as provided in Section 3.3.1; and to exercise the Development Election with respect to that Refused Candidate notwithstanding termination or expiration of this Agreement generally, all as if this Agreement were still in full force and effect with respect to that Refused Candidate.

            3.3.3. [[*****************] VERTEX's right to develop and
commercialize a Refused Candidate pursuant to Section 3.3.1 shall not apply to [*******************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************


                  Research Agreement -- Confidential -- Page 17

[*******************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
*********************]

      3.4. Final Report Election.

            3.4.1. Final Report Period. Upon expiration of the Research Program in the ordinary course at the end of the five-year term provided in Section 2.2 hereof ("Normal Expiration"), or upon early termination of the Research Program by SERONO under Section 8.4 hereof at the end of the second Research Year or at the end of the fourth Research Year ("Early Termination"), VERTEX will submit a final report (the "Final Report") to the JRC and SERONO which will cover the period beginning on the Effective Date and ending in the case of Normal Expiration on the [*************************************] following expiration of the Research Program and in the case of Early Termination, on the [******************] following the effective date of termination of the Research Program (in each case, the "Final Report Period"), and which will contain all material information known to VERTEX, and not previously reported to the JRC and SERONO, relative to Compounds invented, discovered or developed during the Final Report Period. To the extent that it is conducting research relative to Compounds, SERONO will provide a similar report to VERTEX and the JRC. The Final Report will be delivered within [****************] after the end of the Final Report Period and the date upon which it is delivered will be called the "Final Report Date."

            3.4.2. Election. Under the Development Election, SERONO shall also have the right (the "Final Report Election"), exercisable by delivery of written notice (a "Final Report Election Notice") to VERTEX at any time during the [***********] period following the Final Report Date, to select any Compound or Compounds (each, a "Final Report Compound") not previously


                  Research Agreement -- Confidential -- Page 18
designated for development by VERTEX for immediate development under the terms of a License Agreement; provided, that [****************************************
********************************************************************************
********************************************************************************
******************************************************************************].
SERONO will provide with the Final Report Election Notice a proposed development plan and estimated budget for each Final Report Compound. Within [*****************] after receipt of the Final Report Election Notice, VERTEX shall notify SERONO in writing whether (a) it accepts the Final Report Compound for development, in which case development of that Compound shall proceed as if it were originally proposed by VERTEX and accepted for development by SERONO under Section 3.2.1 hereof; or (b) it chooses not to join SERONO in development and commercialization of that Final Report Compound, in which case the parties shall execute and deliver a License Agreement and SERONO shall proceed with development of that Compound (a "Final SERONO Candidate") under Article VII of the License Agreement.

      3.5. SERONO Licenses.

            3.5.1. Grant. Subject to SERONO's rights under this Agreement and any License Agreement, SERONO hereby grants to VERTEX (a) a royalty-free, exclusive, worldwide license and/or sublicense, with the right to further sublicense, to SERONO's interest (and the interest of SERONO's Affiliates) in any Joint Patent claiming a Compound or the uses or methods of manufacture thereof; and (b) a royalty-free, non-exclusive, worldwide license and/or sublicense, with the right to further sublicense, under all other SERONO Program Technology claiming a Compound or the uses or methods of manufacture thereof. The foregoing licenses and rights to further sublicense shall extend only to making, having made, using, selling, offering to sell and importing Compounds and pharmaceutical products incorporating Compounds. SERONO retains all rights to SERONO Program Technology except to the extent explicitly granted to VERTEX hereunder.

            3.5.2. Sublicensees. VERTEX shall guarantee and be responsible to SERONO for the performance of any of its sublicensees under any sublicense with respect to the rights granted to VERTEX by SERONO and the obligations assumed by VERTEX hereunder. VERTEX shall not permit any sublicensees to use SERONO Program Technology without provisions safeguarding confidentiality equivalent to those provided in this Agreement. Any


                  Research Agreement -- Confidential -- Page 19 such provisions will allow SERONO the right to directly enforce the obligations of confidentiality with respect to SERONO Program Technology in the possession of the sublicensee.

                         ARTICLE IV -- CONFIDENTIALITY

      4.1. Undertaking.

            Each party shall keep confidential and, other than as provided herein, shall not disclose, directly or indirectly, any trade secrets, other knowledge, information, documents or materials owned or Controlled by the other party which have been disclosed (in tangible or electronic form or as evidenced by meeting minutes or similar materials) to such party after the Effective Date and designated confidential by the disclosing party (any such information, "Confidential Information"). All Program Technology shall be deemed Confidential Information. Neither VERTEX nor SERONO shall use such Confidential Information of the other party for any purpose, including the filing of patent applications containing such information, without the other party's consent (which shall not be unreasonably withheld), other than for conducting the Research Program or as otherwise permitted under this Agreement.

            4.1.1. Nondisclosure and Nonuse. Each party shall take any and all lawful measures to prevent the unauthorized use and disclosure of such Confidential Information, and to prevent unauthorized persons or entities from obtaining or using such Confidential Information.

            4.1.2. Disclosure to Affiliates and Agents. Each party will refrain from directly or indirectly taking any action which would constitute or facilitate the unauthorized use or disclosure of such Confidential Information. Each party may disclose such Confidential Information to its Affiliates, their officers, employees and agents, to authorized licensees and sublicensees (including VERTEX's Far East collaborator as provided in Section 2.7 hereof), and to subcontractors in connection with the development of a Drug Product Candidate or the manufacture of Bulk Drug Substance, or Drug Products, but only to the extent necessary to enable such parties to perform their obligations hereunder or under the applicable license, sublicense or subcontract, as the case may be; provided, that such officers, employees, agents, licensees, sublicensees and subcontractors have entered into appropriate confidentiality agreements for secrecy and non-use of such Confidential Information.

            4.1.3. Liability. Each party shall be liable for any unauthorized use and disclosure of such Confidential Information by its Affiliates, officers, employees and agents and any such licensees, sublicensees and subcontractors.


                  Research Agreement -- Confidential -- Page 20

      4.2. Exceptions.

            Notwithstanding the foregoing, the provisions of Section 4.1 hereof shall not apply to Confidential Information which the receiving party can conclusively establish:

            (i) has entered the public domain without such party's or its Affiliates' breach of any obligation owed to the disclosing party;

            (ii) is permitted to be disclosed by the prior written consent of the disclosing party;

            (iii) has become known to the receiving party or any of its Affiliates from a source other than the disclosing party, other than by breach of an obligation of confidentiality owed to the disclosing party;

            (iv) is disclosed by the disclosing party to a Third Party without restrictions on its disclosure;

            (v) is independently developed by the receiving party or its Affiliates without use of or reference to the Confidential Information; or

            (vi) is required to be disclosed by the receiving party to comply with applicable laws or regulations or to defend or prosecute litigation, provided that the receiving party takes reasonable and lawful actions to avoid or minimize the degree of such disclosure and to have confidential treatment accorded to any Confidential Information disclosed, and provides prior written notice to the disclosing party within a time period sufficiently prior to such disclosure to permit the disclosing party to apply for a protective order or take other appropriate action to restrict disclosure. The receiving party shall fully cooperate with the disclosing party in connection with the disclosing party's efforts to obtain any such remedy.

      4.3. Publicity.

            The parties will agree upon the timing and content of any initial press release or other public communications relating to this Agreement and the transactions contemplated herein.

            Except to the extent already disclosed in that initial press release or other public communication, no public announcement concerning the existence or the terms of this Agreement or concerning the transactions described herein shall be made, either directly or indirectly, by VERTEX or SERONO, except as may be legally required by applicable laws, regulations, or judicial order, without first obtaining the approval of the other party and agreement upon the nature, text, and timing of such announcement, which approval and agreement shall not be unreasonably withheld. If in the reasonable opinion of a party's legal


                  Research Agreement -- Confidential -- Page 21 counsel, such a public announcement is legally required by applicable laws, regulations or judicial order, then the disclosing party will provide the other party notice reasonable under the circumstances of such intended announcement, and to the extent feasible under the circumstances will consult with the other party relative to the nature and scope of such intended announcement.

            In addition to the foregoing restrictions on public disclosure, if VERTEX concludes that a copy of this Agreement must be filed with the U.S. Securities and Exchange Commission, it will provide SERONO with a copy of the Agreement showing any sections as to which VERTEX proposes to request confidential treatment, will provide SERONO with an opportunity to comment on any such proposal and to suggest additional portions of the Agreement for confidential treatment, and will take SERONO's reasonable comments into consideration, before filing the same.

      4.4. Survival.

            The provisions of this Article IV shall survive the termination of this Agreement and shall extend for a period of [**************] thereafter.

                            ARTICLE V -- PUBLICATION

      Each of SERONO and VERTEX reserves the right to publish or publicly present the results (the "Results") of the Research Program, subject to the following terms and conditions. The party proposing to publish or publicly present the Results (the "Publishing Party") will submit a draft of any proposed manuscript, abstract or speech to the other party (the "Non-publishing Party") for comments at least [***************] prior to submission for publication or oral presentation. The Non-publishing Party shall notify the Publishing Party in writing within [****** ***********] of receipt of such draft whether such draft contains (i) information of the Non-publishing Party which it considers to be confidential under the provisions of Article IV hereof, (ii) information that if published would have an adverse effect on a patent application covering the subject matter of this Agreement, or (iii) information which the Non-publishing Party reasonably believes would be likely to have a material adverse impact on the development or commercialization of a Compound, a Drug Product Candidate or a Drug Product. In any such notification, the Non-publishing Party shall indicate with specificity its suggestions regarding the manner and degree to which the Publishing Party may disclose such information. In the case of item
(i) above, no party may publish Confidential Information of the other party without its consent in violation of Article IV of this Agreement. In the case of item (ii) above, the Non-


                  Research Agreement -- Confidential -- Page 22 publishing Party may request a delay and the Publishing Party shall delay such publication or presentation, for a period not exceeding [****************], to permit the timely preparation and filing of a patent application or an application for a certificate of invention on the information at issue. In the case of item (iii) above, if the Publishing Party shall disagree with the Non-publishing Party's assessment of the impact of the publication or presentation, then the issue shall be referred by the Publishing Party to the JRC for resolution. If the JRC is unable to reach agreement on the matter within [****************] after such referral, then the matter, if it involves the disclosure of confidential structural information with respect to a Compound, shall be referred to the Chief Executive Officers of SERONO and VERTEX, or to other members of senior management of such parties who report directly to their respective Chief Executive Officers, who shall attempt in good faith to reach a fair and equitable resolution of this disagreement. If the disagreement is not resolved in this manner within [*************] after referral to the JRC or (as to publications or presentations involving structural information) referral to the Chief Executive Officer of each party or his designee, as aforesaid, then the Chief Executive Officer of the Publishing Party shall notify the Chief Executive Officer of the Non-publishing Party of the decision of the Publishing Party as to publication or presentation of any information generated by it, subject always to the confidentiality provisions of Article IV hereof. This decision shall be final, provided that such decision shall be made with reasonable regard for the interests of the Non-publishing Party and provided further that no decision shall be made to publish or present information the publication or presentation of which would have a material adverse effect on the commercial prospects of any Drug Candidate or Drug Product. The parties agree that authorship of any publication or presentation will be determined based on the customary standards then being applied in the relevant scientific journal or conference. The parties will require any agents conducting the Research Program on their behalf to comply with publication and presentation restrictions comparable to those set forth herein.

      This Article V shall terminate with the termination of this Agreement, but the provisions of Article IV hereof shall continue to govern the disclosure by one party, whether by publication or otherwise, of Confidential Information of the other, during the period set forth in Section 4.4.

                         ARTICLE VI -- INDEMNIFICATION

      6.1. Indemnification by VERTEX.

            VERTEX will indemnify and hold SERONO and its Affiliates, and their employees, officers and directors harmless from and against any loss, damage, action, suit,


                  Research Agreement -- Confidential -- Page 23 claim, demand, liability, judgment, cost or expense (a "Loss") that may be brought, instituted or arise against or be incurred by such Persons to the extent such Loss is based on or arises out of:

            (i) [***************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
*******************************************************************************]

            (ii) the breach by VERTEX of any of its covenants, representations or warranties set forth in this Agreement; and

            (iii) provided however, that the foregoing indemnification and hold harmless obligation shall not apply to any Loss to the extent such Loss is caused by the negligent or willful misconduct of SERONO or its Affiliates.

      6.2. Indemnification by SERONO.

            SERONO will indemnify and hold VERTEX, and its Affiliates, and their employees, officers and directors harmless from and against any Loss that may be brought, instituted or arise against or be incurred by such Persons to the extent such Loss is based on or arises out of:

            (i) [***************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
*******************************************************************************]

            (ii) the breach by SERONO of any of its covenants, representations or warranties set forth in this Agreement; and

            (iii) provided that the foregoing indemnification and hold harmless obligation shall not apply to any Loss to the extent such Loss is caused by the negligent or willful misconduct of VERTEX or its Affiliates.


                  Research Agreement -- Confidential -- Page 24

      6.3. Claims Procedures.

            Each Party entitled to be indemnified by the other Party (an "Indemnified Party") pursuant to Section 6.1 or 6.2 hereof shall give notice to the other Party (an "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any threatened or asserted claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided:

            (i) That counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at such party's expense (unless (i) the employment of counsel by such Indemnified Party has been authorized by the Indemnifying Party; or (ii) the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in the defense of such action, in each of which cases the Indemnifying Party shall pay the reasonable fees and expenses of one law firm serving as counsel for the Indemnified Party, which law firm shall be subject to approval, not to be unreasonably withheld, by the Indemnifying Party);

            (ii) The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement to the extent that the failure to give notice did not result in harm to the Indemnifying Party;

            (iii) No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the approval of each Indemnified Party which approval shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement which (i) would result in injunctive or other relief being imposed against the Indemnified Party; or (ii) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. The Indemnified Party shall have no right to settle or compromise any such claim or litigation without the Indemnifying Party's prior written consent; and

            (iv) Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.


                  Research Agreement -- Confidential -- Page 25

                       ARTICLE VII -- PROGRAM TECHNOLOGY

      7.1. Ownership.

            All Program Technology invented exclusively by either party or its Affiliates (directly or through others acting on its behalf) shall be owned and Controlled by such party or its Affiliates, subject to the provisions of this Agreement. Program Technology invented jointly shall be owned and Controlled jointly by the parties or their Affiliates, subject to the provisions of this Agreement. Inventorship shall be determined in accordance with United States patent and other applicable laws. All Know-How otherwise developed or discovered exclusively by either party or its Affiliates (directly or through others acting on its behalf) shall be owned and Controlled by such party or its Affiliates, subject to the provisions of this Agreement. Know-How otherwise developed or discovered jointly shall by owned and Controlled jointly by the parties or their Affiliates, subject to the provisions of this Agreement. Know-How that is owned and Controlled jointly by the parties or their Affiliates shall be "Joint Know-How" and Program Technology invented jointly and therefore owned and Controlled jointly by the parties or their Affiliates, and which is the subject of a Patent, shall be "Joint Patents."

      7.2. Patent Procurement, Maintenance and Defense.

            7.2.1. Procurement and Maintenance. VERTEX shall take responsibility for the preparation, filing, prosecution and maintenance of all VERTEX Patents, and any Joint Patents, and SERONO shall be responsible for the preparation, filing, prosecution and maintenance of all SERONO Patents, in each case after consulting from time to time with the other party and the JRC with respect thereto and providing an opportunity for such other party and the JRC to comment. The filing party, with the advice of the other party, shall determine the countries in which applications will be filed. VERTEX shall furnish SERONO with copies of all substantive communications between VERTEX and applicable patent offices regarding the Joint Patents. VERTEX and SERONO shall each provide the JRC with periodic reports listing, by name, any such Patents filed by it in the United States or the European Union, along with a general summary of the claims made and the jurisdictions of filing in the Territory. Each party will provide such assistance as the other party may reasonably request in order to protect the other party's rights to Patents for which it is responsible under this Section 7.2.

            7.2.2 Defense. If either party learns of (i) any infringement or potential infringement of a Joint Patent by a third party in the Territory and/or (ii) any claim by a third party that a Joint Patent is invalid in the Territory, it shall promptly notify the other party and the


                  Research Agreement -- Confidential -- Page 26 parties shall then agree upon a course of action with respect to such infringement or claim. VERTEX agrees to take reasonable actions to protect VERTEX Patents from infringement and from unauthorized possession or use. If VERTEX chooses not to prosecute an infringement action in connection with any alleged infringement or potential infringement of a VERTEX Patent or defend a claim that a VERTEX Patent is invalid in the Territory, and its decision in that regard is reasonably likely to have a material adverse impact on the value of SERONO's rights under this Agreement, then SERONO may prosecute such action or defend such claim at its own expense. VERTEX shall in such event give SERONO reasonable assistance and authority to prosecute such action or defend such claim and shall if necessary consent to be joined as a party plaintiff. In the event SERONO undertakes any such prosecution or defense, then SERONO shall be entitled to withhold up to [*******************] of the payments otherwise thereafter due VERTEX pursuant this Agreement and/or any License Agreement then in effect and apply the same toward reimbursement of SERONO's litigation-related cost and expenses, including without limitation reasonable attorney's fees in connection with such prosecution or defense.

      7.3. Costs.

            [*******************************************************************
********************************************************************************
********************************************************************************
******************************************************************************];
except that the provisions of a License Agreement governing responsibility and sharing of costs for VERTEX Patents and SERONO Patents covering Program Technology licensed thereunder will supercede any contrary provisions of this
Article VII with respect to those Patents as and from the time that such License Agreement becomes effective. [**************************************************
************************************************], subject to the provisions set forth below. Either party may at any time elect, by written notice to the other party, to discontinue support for one or more such Joint Patents (a "Discontinued Patent") and shall not be responsible for any costs relating to a Discontinued Patent which are incurred more than [***************] after receipt of that notice by the other party. In such case, the other party may elect at its sole discretion to continue preparation, filing, prosecution or maintenance of the Discontinued Patent at its sole expense. The party so continuing shall own any such Discontinued Patent, and the party electing to discontinue support shall execute such documents of transfer or assignment and perform such acts as may be reasonably necessary to transfer sole ownership of the


                  Research Agreement -- Confidential -- Page 27

Discontinued Patent to the other party and enable that party to file or to continue prosecution or maintenance of such Discontinued Patent, if the other party elects to do so. In the event VERTEX elects to discontinue support for a Discontinued Patent, the license granted to VERTEX by SERONO pursuant to Section
3.5 hereof shall terminate with respect to that Discontinued Patent. Discontinuance may be on a country-by-country basis or for a Patent series in total.

      7.4. No Implied Rights.

            Except as expressly provided in this Agreement, no right or license to use any intellectual property of either party is granted hereunder by implication or otherwise.

                      ARTICLE VIII -- TERM AND TERMINATION

      8.1. Term.

            This Agreement will extend until the occurrence of the earliest event giving rise to expiration of the Development Election under Section 3.1 hereof, unless the Agreement is extended by mutual agreement of the parties.

      8.2. Termination of the Research Program by SERONO for Cause.

            Upon written notice to VERTEX, SERONO may at its sole discretion terminate the Research Program and this Agreement upon the occurrence of any of the following events:

            (i) VERTEX shall breach any of its material obligations under this Agreement, and such breach shall not have been remedied or steps initiated to remedy the same to SERONO's reasonable satisfaction, within sixty (60) days after SERONO sends notice of breach to VERTEX; or

            (ii) VERTEX shall cease to function as a going concern by suspending or discontinuing its business for any reason except for interruptions caused by Force Majeure.

            In the event of any termination under this Section 8.2, SERONO shall not be required to make any payments under Sections 2.3 or 2.4 hereof which are not due and payable prior to receipt by VERTEX of the notice of breach referenced under Section 8.2(i) or receipt by VERTEX of the notice of termination pursuant to Section 8.2(ii), as the case may be. Within fifteen (15) days of the effective date of such termination, VERTEX will provide to SERONO and the JRC a description of any Compounds not previously disclosed to SERONO and the JRC as well as all material information known to VERTEX, including analysis results and raw data, which could be material to SERONO's decision pursuant to Section 3.1 whether to exercise its Development Election with respect to such a Compound.


                  Research Agreement -- Confidential -- Page 28

      8.3. Termination of the Research Program by VERTEX for Cause.

            Upon written notice to SERONO, VERTEX may at its sole discretion terminate the Research Program and this Agreement upon the occurrence of any of the following events:

            (i) SERONO shall breach any of its material obligations under this Agreement, and such breach shall not have been remedied or steps initiated to remedy the same to VERTEX's reasonable satisfaction, within sixty (60) days after VERTEX sends notice of breach to SERONO; or

            (ii) SERONO shall cease to function as a going concern by suspending or discontinuing its business for any reason except for interruptions caused by Force Majeure.

      8.4. Early Termination of Research Program by SERONO.

            SERONO may in its absolute discretion terminate the Research Program and this Agreement prior to the end of the Program's full term, effective either
(i) at the end of the second Research Year, or (ii) at the end of the fourth Research Year, in either case upon not less than ninety (90) days prior written notice to VERTEX (the "Early Termination Notice Period"). SERONO will make all of the payments required to be made hereunder which accrue or fall due during the Early Termination Notice Period and prior to the effective date of any such early termination.

      8.5. No Termination upon Bankruptcy.

            8.5.1. VERTEX Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by VERTEX to SERONO are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, as amended from time to time (the "Bankruptcy Code"), licenses or rights to "intellectual property" as defined under Section 101(35A) of the Bankruptcy Code. The parties agree that SERONO, as a recipient of such rights and licenses under this Agreement, shall retain and may fully exercise those rights and licenses notwithstanding a filing by or against VERTEX under the Bankruptcy Code, to the full extent provided under the Bankruptcy Code.

            8.5.2. SERONO Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by SERONO to VERTEX are, and shall otherwise be deemed to be, under any statutes or regulations that may govern SERONO's bankruptcy under Swiss law, licenses or rights to "intellectual property." The parties agree that VERTEX, as recipient of such rights and licenses under this Agreement, shall retain and may fully exercise those rights and licenses


                  Research Agreement -- Confidential -- Page 29 notwithstanding a filing by or against SERONO under such bankruptcy statutes or regulations, to the full extent provided under such statutes or regulations.

      8.6. Effect of Termination.

            Except where explicitly provided elsewhere herein, termination of this Agreement for any reason, or expiration of this Agreement, will not affect:
(i) obligations which have accrued as of the date of termination or expiration, and (ii) obligations and rights which are expressly intended to survive termination or expiration of this Agreement, including rights and obligations under the licenses granted by SERONO under Section 3.5 hereof, rights and obligations pursuant to Sections 7.2 and 7.3 and Articles IV, VI, X and XI hereof, to the extent applicable, and the rights and obligations of both parties under any License Agreement in effect on the effective date of termination of this Agreement. Any right to terminate this Agreement shall be in addition to and not in lieu of all other rights or remedies that the party giving notice of termination may have at law or in equity or otherwise, including without limitation rights under the United States Bankruptcy Code.

                  ARTICLE IX -- REPRESENTATIONS AND WARRANTIES

      9.1. Representations and Warranties of VERTEX.

            VERTEX represents and warrants to SERONO as follows:

            (i) Authorization. This Agreement has been duly executed and delivered by VERTEX and constitutes the valid and binding obligation of VERTEX, enforceable against VERTEX in accordance with its terms except as enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of VERTEX, its officers and directors. The execution, delivery and performance of this Agreement does not breach, violate, contravene or constitute a default under any contracts, arrangements or commitments to which VERTEX is a party or by which it is bound nor does the execution, delivery and performance of this Agreement by VERTEX violate any order, law or regulation of any court, governmental body or administrative or other agency having authority over it.

            (ii) No Third Party Rights. VERTEX owns or possesses adequate licenses or other rights to use all VERTEX Program Technology and to grant the licenses and rights herein.


                  Research Agreement -- Confidential -- Page 30

The granting of the Development Election to SERONO hereunder does not violate any right known to VERTEX of any Third Party.

            (iii) Third Party Patents. Except as disclosed in writing between the parties to this Agreement or their respective agents, VERTEX is not aware of any issued patents or pending patent applications that, if issued, would be infringed by the development, manufacture, use, import, offer to sell or sale of any Compound, Drug Product Candidate, Bulk Drug Substance or Drug Product pursuant to this Agreement or a License Agreement.

            (vi) Disclosure. To the best of VERTEX's knowledge, all material information regarding the VERTEX Program Technology disclosed by VERTEX to SERONO in writing prior to the Effective Date was accurate and complete in all material respects when disclosed.

      9.2. Representations and Warranties of SERONO.

            SERONO represents and warrants to VERTEX as follows:

            (i) Authorization. This Agreement has been duly executed and delivered by SERONO and constitutes the valid and binding obligation of SERONO, enforceable against SERONO in accordance with its terms except as enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of SERONO, its officers and directors. The execution, delivery and performance of this Agreement does not breach, violate, contravene or constitute a default under any contracts, arrangements or commitments to which SERONO is a party or by which it is bound nor does the execution, delivery and performance of this Agreement by SERONO violate any order, law or regulation of any court, governmental body or administrative or other agency having authority over it.

            (ii) Third Party Rights. SERONO owns or possesses adequate licenses or other rights to use all SERONO Program Technology in accordance with the provisions of this Agreement.

            (iii) Third Party Patents. Except as disclosed in writing between the parties to this Agreement or their respective agents, SERONO is not aware of any issued patents or pending patent applications that, if issued, would be infringed by the development, manufacture, use, import, offer to sell or sale of any Compound, Drug Product Candidate, Bulk Drug Substance or Drug Product pursuant to this Agreement or a License Agreement.


                  Research Agreement -- Confidential -- Page 31

                        ARTICLE X -- DISPUTE RESOLUTION

      10.1. Governing Law.

            This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts and of the United States of America, without giving effect to the doctrine of conflict of laws.

      10.2. Dispute Resolution Process.

            Except as otherwise explicitly provided herein, in the event of any controversy or claim arising out of or relating to any provision of this Agreement, or the collaborative effort contemplated hereby, the parties shall, and either party may, initially refer such dispute to the JRC, and failing resolution of the controversy or claim within thirty (30) days after such referral, the matter shall be referred to the Chief Executive Officer of VERTEX and the Chief Executive Officer of SERONO, or other members of senior management of such parties who report directly to their respective Chief Executive Officers and who are not otherwise directly involved in the controversy or claim at issue, each with full authority from the Chief Executive Officer to settle the dispute, who shall, as soon as practicable, attempt in good faith to resolve the controversy or claim. If such controversy or claim is not resolved within sixty
(60) days of the date of initial referral of the dispute to the JRC, either party shall be free to initiate proceedings based on such controversy or claim in any court having requisite jurisdiction.

                     ARTICLE XI -- MISCELLANEOUS PROVISIONS

      11.1. Official Language.

            English shall be the official language of this Agreement, and all communications between the parties hereto shall be conducted in that language.

      11.2. Waiver.

            No provision of this Agreement may be waived except in writing by both parties hereto. No failure or delay by either party hereto in exercising any right or remedy hereunder or under applicable law will operate as a waiver thereof, or a waiver of that or any other right or remedy on any subsequent occasion.

      11.3. Force Majeure.

            Neither party will be in breach hereof by reason of its delay in the performance of or failure to perform any of its obligations hereunder, if that delay or failure is caused by strikes, acts of God or the public enemy, riots, incendiaries, interference by civil or military authorities, or


                  Research Agreement -- Confidential -- Page 32 any similar cause beyond its control and without its fault or negligence; provided, however, the party claiming force majeure shall promptly notify the other party of the existence of such force majeure, shall use its best efforts to avoid or remedy such force majeure and shall continue performance hereunder with the utmost dispatch whenever such force majeure is avoided or remedied. Notwithstanding the foregoing, in the event that VERTEX provides notice of force majeure to SERONO, SERONO shall have the right not to make any future payments otherwise payable hereunder until such time as VERTEX resumes performance hereunder, and the schedule for payments hereunder shall be revised to apply any payments already made in advance by SERONO for the performance so delayed or suspended by VERTEX hereunder to such performance once it is resumed or to refund any such payments to SERONO in the event that such performance is not for any reason resumed.

      11.4. Severability.

            Should one or more provisions of this Agreement be or become invalid, then the parties hereto shall attempt to agree upon valid provisions in substitution for the invalid provisions, which in their economic effect come so close to the invalid provisions that it can be reasonably assumed that the parties would have accepted this Agreement with those new provisions. If the parties are unable to agree on such valid provisions, the invalidity of such one or more provisions of this Agreement shall nevertheless not affect the validity of the Agreement as a whole, unless the invalid provisions are of such essential importance to this Agreement that it may be reasonably presumed that the parties would not have entered into this Agreement without the invalid provisions.

      11.5. Government Acts.

            In the event that any act, regulation, directive, or law of a country or its government, including its departments, agencies or courts, should make impossible or prohibit, restrain, modify or limit any material act or obligation of SERONO or VERTEX under this Agreement, the party, if any, not so affected, shall have the right, at its option, to suspend or terminate this Agreement as to such country, if good faith negotiations between the parties to make such modifications therein as may be necessary to fairly address the impact thereof are not successful after a reasonable period of time in producing mutually acceptable modifications to this Agreement.


                  Research Agreement -- Confidential -- Page 33

      11.6. Government Approvals.

            Each party will obtain any government approval required in its country of domicile, or under any treaties or international agreements to which its country of domicile is a signatory, to enable this Agreement to become effective, or to enable any payment hereunder to be made, or any other obligation hereunder to be observed or performed. Each party will keep the other informed of progress in obtaining any such government approval, and will cooperate with the other party in any such efforts.

      11.7. Export Controls.

            This Agreement is made subject to any restrictions concerning the export of materials and technology from the United States which may be imposed upon either party to this Agreement from time to time by the United States Government. In the event any such restrictions are imposed after the Effective Date and thereby render any provisions of this Agreement invalid or unenforceable, the provisions of Section 11.4 of this Agreement shall be applicable to those provisions. SERONO will not export, directly or indirectly, any VERTEX Program Technology to any countries for which the United States Government or any agency thereof at the time of such export requires an export license or other governmental approval without first obtaining the written consent to do so from the Department of Commerce or other applicable agency of the United States Government in accordance with the applicable statute or regulation.

      11.8. Assignment; Successors and Assigns.

            This Agreement may not be assigned or otherwise transferred by either party without the prior written consent of the other party; provided, however, that either party may assign this Agreement, without the consent of the other party, (i) to any of its Affiliates, if the assigning party guarantees the full performance of its Affiliates' obligations hereunder, or (ii) in connection with the transfer or sale of all or substantially all of its assets or business or in the event of its merger or consolidation with another company. Any purported assignment in contravention of this Section 11.8 shall, at the option of the nonassigning party, be null and void and of no effect. No assignment shall release either party from responsibility for the performance of any of its accrued obligations hereunder. This Agreement shall be binding upon and enforceable against the successor to or any permitted assignees of either of the parties hereto.


                  Research Agreement -- Confidential -- Page 34

      11.9. Affiliates.

            Each party may perform its obligations hereunder personally or through one or more Affiliates, although each party shall nonetheless be solely responsible for the performance of its Affiliates. Neither party shall permit any of its Affiliates to commit any act (including any omission) which such party is prohibited hereunder from committing directly.

      11.10. Counterparts.

            This Agreement may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall constitute the same agreement.

      11.11. No Agency.

            Nothing herein contained shall be deemed to create an agency, joint venture, amalgamation, partnership or similar relationship between SERONO and VERTEX. Notwithstanding any of the provisions of this Agreement, neither party to this Agreement shall at any time enter into, incur, or hold itself out to third parties as having authority to enter into or incur, on behalf of the other party, any commitment, expense, or liability whatsoever, and all contracts, expenses and liabilities in connection with or relating to the obligations of each party under this Agreement shall be made, paid, incurred and undertaken exclusively by such party on its own behalf and not as an agent or representative of the other.

      11.12. Notice.

            All communications between the parties with respect to any of the provisions of this Agreement will be sent to the addresses set out below, or to such other addresses as may be designated by one party to the other by notice pursuant hereto, by air courier (which shall be deemed received by the other party on the third (3rd) business day following deposit with the air courier), or by facsimile transmission, or other electronic means of communication (which shall be deemed received when transmitted), with confirmation by air courier, sent by the close of business on or before the next following business day:


                  Research Agreement -- Confidential -- Page 35
            if to SERONO, at:

               Laboratoires Serono S.A.
               Zone Industrielle de l'Ouriettaz
               1170 Aubonne
               Switzerland
               Fax: 41-22-354-5020
               Attention: General Manager

            with a copy to:

               Serono International S.A.
               15 bis Chemin des Mines
               1202 Geneva
               Switzerland
               Fax: 41-22-739-3070
               Attention: General Counsel

            if to VERTEX, at:

               Vertex Pharmaceuticals Incorporated
               130 Waverly Street
               Cambridge, MA U.S.A. 02139-4211
               Fax: (617) 577-6680
               Attention: Joshua S. Boger, Chief Executive Officer

            with a copy to:

               Kirkpatrick & Lockhart LLP
               75 State Street
               Boston, MA U.S.A. 02109
               Fax: (617) 951-9151
               Attention: Kenneth S. Boger, Esq.

      11.13. Headings.

            The section and paragraph headings are for convenience of reference only and will not be deemed to affect in any way the language of the provisions to which they refer.

      11.14. Entire Agreement.

            This Agreement, including the schedules appended hereto, contains the entire understanding of the parties relating to the matters referred to herein, and may only be amended by a written document referencing this Agreement, duly executed on behalf of the respective parties.

                            [Signature Page Follows]


                  Research Agreement -- Confidential -- Page 36

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized representatives as of the day and year first above written.


                          VERTEX PHARMACEUTICALS INCORPORATED


                          By: /s/ Joshua S. Boger
                              ------------------------------------------
                                 Joshua S. Boger
                          Title: Chief Executive Officer


                          LABORATOIRES SERONO S.A.


                          By: /s/ Ernesto Bertarelli
                              ------------------------------------------

                          Title: Ernesto Bertarelli
                                 ---------------------------------------

                                 Authorized Representative


                  Research Agreement -- Confidential -- Page 37

                                  SCHEDULE 1.4

                            [***********************]
--------------------------------------------------------------------------------

[*******************************************************************************
*********************************************].


                       Research Agreement -- Confidential

                                  SCHEDULE 2.4

                          [**************************]
--------------------------------------------------------------------------------

[***********************]

[******************]

[**********]                             [*************************************]

[********************]                   [*************************************]

[***********************]                [*************************************]

[****************]                       [*************************************]

[*******************]                    [*************************************]

[*********************]                  [*************************************]

[*****************]
                                            [***********************]
[*****************]                         [*****************]
[*****************]                             [*********]
[*****************]                         [************]
[*****************]                             [**********]
[*****************]                             [**********]
[**************]                                [************]
[************************]


                       Research Agreement -- Confidential

                                            [*************]:
[********************************]          [*******]
[********************************]          [********]
[********************************]          [*********]
[********************************]          [*********]
[********************************]          [**********]
[**************************************]


                       Research Agreement -- Confidential

                                  SCHEDULE 1.10

                            Countries of the Far East
--------------------------------------------------------------------------------

            Brunei

            Burma (Myanmar)

            Cambodia (Kampuchea)

            Indonesia

            Japan

            Laos

            Malaysia

            Mongolia

            Philippines

            Singapore

            Thailand

            Vietnam

            Korea (South and North)

            Taiwan

            People's Republic of China


                       Research Agreement -- Confidential

                                  SCHEDULE 3.2

                          Minimum Development Criteria
--------------------------------------------------------------------------------

With respect to each Proposed Candidate, at least the following information and materials shall be available, and processes established, at the time of the Selection Notice:

[*********************]

[*********************]
[***********************]
[************************]
[**************************]
[**************************]
[**************************]
[*************************]


                       Research Agreement -- Confidential

                                    EXHIBIT A

              License, Development and Commercialization Agreement
--------------------------------------------------------------------------------


                       Research Agreement -- Confidential

                                    EXHIBIT A

              License, Development and Commercialization Agreement

                                     between

                       Vertex Pharmaceuticals Incorporated

                                       and

                            Laboratoires Serono S.A.

              License, Development and Commercialization Agreement

                                Table of Contents

                                                                   Page Number

ARTICLE I-- DEFINITIONS......................................................1

ARTICLE II-- LICENSE.........................................................8

  2.1   Grant to SERONO......................................................8
  2.2   Grant to VERTEX......................................................8
  2.3   Information Sharing..................................................9

ARTICLE III-- DEVELOPMENT...................................................10

  3.1   Commencement of Development Program.................................10
  3.2   Joint Development Committee.........................................10
  3.3   Development Plan....................................................12
  3.4   Development Costs...................................................12
  3.5   Regulatory Matters..................................................13
  3.6   Assistance Rights...................................................13
  3.7   Conduct of the Development Program..................................14
  3.8   Coordination of Far East Development Activities.....................15

ARTICLE IV-- MANUFACTURE AND SUPPLY.........................................15

  4.1   Supply of Bulk Drug Substance and Drug Product for Development......15
  4.2   Supply of Bulk Drug Substance and Drug Product for Commercial
        Purposes............................................................16
  4.3   Manufacturing Technology............................................16
  4.4   Packaging...........................................................16
  4.5   Subcontracting......................................................19

ARTICLE V-- COMMERCIALIZATION...............................................17

  5.1   Global Marketing and Sales..........................................17
  5.2   Marketing in North America..........................................17
  5.3   Co-labeling.........................................................19
  5.4   Due Diligence.......................................................20

ARTICLE VI-- PAYMENTS.......................................................21

  6.1   Development Payments by SERONO......................................21
  6.2   Commercial Supply Price.............................................22
  6.3   Sales Reports.......................................................24
  6.4   Withholding Tax.....................................................25
  6.5   Adjustment in Connection with Development of a Follow-On Compound...30

ARTICLE VII-- REFUSED CANDIDATES AND FINAL SERONO CANDIDATES................27

  7.1   General.............................................................27
  7.2   Refused Candidates..................................................27
  7.3   Final SERONO Candidate..............................................28

ARTICLE VIII-- TECHNOLOGY...................................................29

  8.1   Ownership...........................................................29
  8.2   Patent Procurement and Maintenance..................................29
  8.3   Costs...............................................................30


     License, Development and Commercialization Agreement -- Confidential --
                           Table of Contents -- Page i

              License, Development and Commercialization Agreement

                                                                   Page Number

  8.4   Infringement Claims by Third Parties................................30
  8.5   Infringement Claims Against Third Parties...........................31
  8.6   Notice of Certification.............................................32
  8.7   Patent Term Extensions..............................................32
  8.8   No Implied Rights...................................................32

ARTICLE IX-- Representations and Warranties.................................32

  9.1   Representations and Warranties of VERTEX............................32
  9.2   Representations and Warranties of SERONO............................33

ARTICLE X-- Confidentiality.................................................34

  10.1  Undertaking.........................................................34
  10.2  Exceptions..........................................................35
  10.3  Publicity...........................................................35
  10.4  Survival............................................................36

ARTICLE XI-- Publication....................................................36

ARTICLE XII-- Dispute Resolution............................................37

  12.1  Governing Law, and Jurisdiction.....................................37
  12.2  Dispute Resolution Process..........................................37

ARTICLE XIII-- Term and Termination.........................................38

  13.1  Term................................................................38
  13.2  Termination For Cause...............................................38
  13.3  Termination for Bankruptcy..........................................38
  13.4  Termination by SERONO...............................................39
  13.5  Effect of Termination...............................................39

ARTICLE XIV-- Indemnification...............................................40

  14.1  Indemnification by VERTEX...........................................40
  14.2  Indemnification by SERONO...........................................41
  14.3  Claims Procedures...................................................41
  14.4  Insurance...........................................................42

ARTICLE XV-- MISCELLANEOUS PROVISIONS.......................................42

  15.1  Waiver..............................................................42
  15.2  Force Majeure.......................................................42
  15.3  Registration of License.............................................43
  15.4  Severability........................................................43
  15.5  Government Acts.....................................................43
  15.6  Government Approvals................................................44
  15.7  Assignment; Successors and Assigns..................................44
  15.8  Export Controls.....................................................44
  15.9  Affiliates..........................................................45
  15.10 Counterparts........................................................45


     License, Development and Commercialization Agreement -- Confidential --
                          Table of Contents -- Page ii

              License, Development and Commercialization Agreement

                                                                   Page Number

  15.11 No Agency...........................................................45
  15.12 Notice..............................................................45
  15.13 Headings............................................................46
  15.14 Entire Agreement....................................................46

SCHEDULES

Schedule 1.4 --  [*****************]
Schedule 1.11 -- Drug Product Candidate
Schedule 1.16 -- Countries of the Far East
Schedule 1.40 -- SERONO Patents
Schedule 1.47 -- VERTEX Patents


     License, Development and Commercialization Agreement -- Confidential --
                          Table of Contents -- Page iii

              LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT

      THIS LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT (the "Agreement") is made and entered into as of ________, _____ between VERTEX PHARMACEUTICALS INCORPORATED (hereinafter "VERTEX"), a Massachusetts corporation with principal offices at 130 Waverly Street, Cambridge, MA 02139-4242, and LABORATOIRES SERONO S.A. (hereinafter "SERONO"), a Swiss corporation with principal offices at Zone Industrielle de l'Ouriettaz, 1170 Aubonne, Switzerland.

                                  INTRODUCTION

      WHEREAS, VERTEX and SERONO are parties to a certain Research Agreement dated December 11, 2000 (the "Research Agreement") under which VERTEX and SERONO are attempting to design novel, small-molecule compounds targeting certain Caspases (as defined below); and

      WHEREAS, SERONO may elect under the terms set forth in the Research Agreement to develop and commercialize one or more Compounds (as defined below) identified during the Research Program thereunder, in accordance with the terms and conditions set forth in this Agreement; and

      WHEREAS, in accordance with the Research Agreement SERONO has elected to develop and commercialize the Drug Product Candidate (as defined below), and the parties therefore wish to execute this Agreement, which is identical in substance to the agreement attached as Exhibit A to the Research Agreement, to memorialize the provisions specific to development and commercialization of such Drug Product Candidate and Drug Product (as defined below); and

      NOW THEREFORE, in consideration of the foregoing premises, the mutual covenants set forth herein, and other good and valuable consideration, the parties agree as follows:

                            ARTICLE I -- DEFINITIONS

      1.1 "Affiliate" shall mean, with respect to any Person, any other Person which directly or indirectly controls, is controlled by, or is under direct or indirect common control with, such Person. The term "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Control will be presumed if one Person owns, either of record or beneficially, more than forty percent (40%) of the voting stock of any other Person.


 License, Development and Commercialization Agreement -- Confidential -- Page 1

      1.2 "Bulk Drug Substance" shall mean the Drug Product Candidate in bulk crystal, powder, solution or other form suitable for incorporation in the Drug Product, which if required in order to stabilize the Drug Product Candidate shall be formulated with stabilizing excipients.

      1.3 "Caspases" shall mean cysteine-proteases that cleave target proteins preferentially after an aspartic-acid residue.

      1.4 "Compound" shall mean [***********************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
***********************************.

      1.5 "Controlled" shall mean the legal authority or right of a party hereto to grant a license or sublicense of intellectual property rights to another party hereto, or to otherwise disclose proprietary or trade secret information to such other party, without breaching the terms of any agreement with a Third Party, misappropriating the proprietary or trade secret information of a Third Party or incurring any financial obligation or potential financial obligation to a Third Party.

      1.6 "Core Development Activities" shall mean all activities regardless of where they are performed which are part of a Development Program for the Drug Product Candidate and which the JDC believes are reasonably necessary in order to obtain Regulatory Approval from the FDA and the EMEA or its comparable successor for marketing the corresponding Drug Product in the United States and the European Union for the Indications selected.

      1.7 "Core Development Costs" shall mean the total of all costs incurred by a party hereto in the conduct of Core Development Activities under the Core Development Plan for the Drug Product Candidate, including but not limited to all direct and indirect costs associated with preclinical studies, clinical trials, manufacturing of drug substance and drug product, scale-up and formulation research and regulatory activities, but excluding any allocation of corporate overheads, determined in a manner not at variance with applicable Generally Accepted


 License, Development and Commercialization Agreement -- Confidential -- Page 2

Accounting Principles (GAAP), International Accounting Standards (IAS) and the party's usual practices.

      1.8 "Development Plan" and "Core Development Plan" shall have the meanings set forth in Section 3.3.1 hereof.

      1.9 "Development Program" shall mean activities associated with development of the Drug Product Candidate for sale as a Drug Product, including but not limited to (a) preparation for preclinical assessment of the Drug Product Candidate; (b) formulation and manufacture of the Drug Product Candidate for use in preclinical studies; (c) preclinical animal studies performed in preparation for the filing of an IND; (d) manufacture and formulation of the Drug Product Candidate for clinical trials; (e) planning, implementation, evaluation, monitoring and management of human clinical trials; (f) manufacturing process development and scale-up for the commercial manufacture of Bulk Drug Substance and Drug Product; (g) preparation and submission of applications for Regulatory Approval; and (h) post-market surveillance of Indications, as required or agreed as part of Regulatory Approval by any governmental regulatory authority.

      1.10 "Drug Product" shall mean a finished dosage form which is prepared from Bulk Drug Substance and is ready for administration to the ultimate consumer as a pharmaceutical.

      1.11 "Drug Product Candidate" shall mean a Compound identified on Schedule
1.11 hereof as to which SERONO has exercised the Development Election under the Research Agreement and which has become a subject of this Agreement in accordance with the provisions thereof.

      1.12 "Effective Date" shall mean the effective date of this Agreement as set forth on the first page hereof.

      1.13 "EMEA" shall mean the European Agency for the Evaluation of Medicinal Products.

      1.14 "European Union" shall mean those countries which are now or later become members of the European Union.

      1.15 "Exclusive Territory" shall mean all countries of the Territory other than the countries of North America.

      1.16 "Far East" shall mean all countries set forth on Schedule 1.16 hereof.

      1.17 "First Commercial Sale" shall mean the first sale of the Drug Product by SERONO or an Affiliate or sublicensee of SERONO in a country in the Territory following Regulatory Approval of the Drug Product in that country, or if no such Regulatory Approval or similar marketing approval is required, the date upon which the Drug Product is first sold in such


 License, Development and Commercialization Agreement -- Confidential -- Page 3 country by SERONO or an Affiliate or sublicensee of SERONO pursuant to a plan of commercial launch.

      1.18 "FDA" shall mean the United States Food and Drug Administration.

      1.19 "ICE" shall mean [****************]

      1.20 "Indication" shall mean a generally acknowledged disease or condition, a significant manifestation of a disease or condition, or symptom associated with a disease or syndrome for which use of the Drug Product is indicated, as would be identified in the Drug Product's label under applicable FDA regulations or the foreign equivalent thereof.

      1.21 "IND" shall mean the investigational new drug application relating to the Drug Product Candidate filed with the FDA pursuant to 21 C.F.R. Part 312, including any amendments thereto. References herein to IND shall include, to the extent applicable, any comparable filing(s) made with a Regulatory Authority in other countries in the Territory (such as a clinical trial exemption (CTX) in the European Union).

      1.22 "JDC" shall have the meaning set forth in Section 3.2 hereof.

      1.23 "JMC" shall have the meaning set forth in Section 5.2 hereof.

      1.24 "Joint Know-How" shall have the meaning set forth in Section 8.1 hereof.

      1.25 "Joint Patents" shall have the meaning set forth in Section 8.1 hereof.

      1.26 "Know-How" shall mean all data, technical information, know-how, inventions, discoveries, trade secrets, processes, techniques, materials, compositions, methods, formulas or improvements, whether (i) invented, discovered or developed by either party hereto or its Affiliates under a Development Program hereunder, (ii) invented, discovered or developed by VERTEX or its Affiliates under the Research Program under the Research Agreement, (iii) invented, discovered or developed by VERTEX prior to the Effective Date of the Research Agreement in the course of a research program directed toward the discovery of Caspase inhibitors, (iv) otherwise invented, discovered or developed, and Controlled, by VERTEX or its Affiliates; or (v) Controlled by VERTEX or its Affiliates pursuant to a license or other grant of right, title or interest from its Far East collaborator, SERONO or a Third Party, and whether or not patentable or confidential, that relate to the development, manufacture, use, sale, offer for sale or import of any Bulk Drug Substance, Drug Product Candidate or Drug Product, or a formulation or prodrug thereof; provided however, that the term "Know-How" shall not apply to VERTEX's general drug design technology, whether in software or hardware, tangible or intangible, form.

      1.27 "Manufacturing Cost" shall mean [**********************************].


 License, Development and Commercialization Agreement -- Confidential -- Page 4

      1.28 "Net Sales" with respect to the Drug Product shall mean [************
********************************************************************************
********************************************************************************
***********************]

            (a) [***************************************************************
***********************************************************************]

            (b) [***************************************************************
***********************************************************************];

            (c) [***************************************************************
**********************************************************************]

[*******************************************************************************
********************************************************************************
**********************************]

      1.29 "North America" shall mean the United States and Canada.

      1.30 "North American Joint Venture" shall have the meaning set forth in
Section 5.2.

      1.31 "Patents" shall mean all existing patents and patent applications and all patent applications hereafter filed, including any continuation, continuation-in-part, division, provisional or any substitute applications, any patent issued with respect to any such patent applications, any reissue, reexamination, renewal or extension (including any supplementary protection certificate) of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all foreign counterparts of any of the foregoing.

      1.32 "Person" shall mean any individual, corporation, partnership, association. joint-stock company, trust, unincorporated organization or government or political subdivision thereof.

      1.33 "Phase I Clinical Trial" shall mean an initial human clinical trial conducted for inclusion in (i) that portion of the FDA submission and approval process which provides for the initial trial of the Drug Product Candidate in a small number of subjects, to establish the safety profile of the Drug Product Candidate and to collect initial data on its pharmacokinetics and pharmacological effects, as more fully defined in 21 C.F.R. ss. 312.21(a), and
(ii) equivalent submissions with similar requirements in other countries in the Territory.

      1.34 "Phase II Clinical Trial" shall mean shall mean a human clinical trial conducted for inclusion in (i) that portion of the FDA submission and approval process which provides for trials of the Drug Product Candidate on a limited number of patients for the purposes of collecting data on dosages, evaluating safety and collecting preliminary information regarding efficacy in


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

the proposed therapeutic Indication, as more fully defined in 21 C.F.R. ss.312.21(b), and (ii) equivalent submissions with similar requirements in other countries in the Territory.

      1.35 "Phase III Clinical Trial" shall mean a human clinical trial conducted for inclusion in (i) that portion of the FDA submission and approval process which provides for the continued trials of the Drug Product Candidate on sufficient numbers of patients to generate safety and efficacy data to support Regulatory Approval in the proposed therapeutic Indication, as more fully defined in 21 C.F.R. ss. 312.21(c), and (ii) equivalent submissions with similar requirements in other countries in the Territory

      1.36 "Regulatory Approval" shall mean, with respect to any country, all authorizations by the appropriate governmental entity or entities necessary for commercial sale of the Drug Product in that country including, without limitation and where applicable, approval of labeling, price, reimbursement and manufacturing. "Regulatory Approval" in the United States shall mean final approval of a new drug application pursuant to 21 C.F.R. ss. 314 (or any successor regulation having the same purpose or effect), permitting marketing of the Drug Product in interstate commerce in the United States. "Regulatory Approval" in the European Union shall mean final approval of a Marketing Authorization Application pursuant to Council Directive 75/319/EEC, as amended, or Council Regulation 2309/93/EEC, as amended, or pursuant to any successor regulation having the same purpose or effect.

      1.37 "Research Agreement" shall mean that certain Research Agreement between VERTEX and SERONO dated December 11, 2000.

      1.38 "Second Opportunity" shall mean the second opportunity for SERONO to exercise its Development Election with respect to a Refused Candidate as set forth in Section 3.3 of the Research Agreement.

      1.39 "SERONO Know-How" shall mean all Know-How Controlled by SERONO or any of its Affiliate.

      1.40 "SERONO Patents" shall mean all Patents Controlled by SERONO or any of its Affiliates claiming Bulk Drug Substance, the Drug Product Candidate or the Drug Product, or a formulation or prodrug thereof, or a method of making or using Bulk Drug Substance, the Drug Product Candidate or the Drug Product, or a formulation or prodrug thereof, or an improvement to the subject matter of a Patent covering any of the foregoing, that is invented under the Development Program hereunder. A list of SERONO Patents is appended hereto as Schedule 1.40 and will be updated periodically to reflect additions thereto during the term of this Agreement.


 License, Development and Commercialization Agreement -- Confidential -- Page 6

      1.41 "SERONO Technology" shall mean all SERONO Patents, all SERONO Know-How and SERONO's and its Affiliates' right, title and interest in Joint Patents and Joint Know-How which is applied by SERONO to the development, manufacture or use of Bulk Drug Substance, the Drug Product Candidate or the Drug Product.

      1.42 "Technology" shall mean VERTEX Technology and SERONO Technology.

      1.43 "Territory" shall mean all countries of the world except for the countries of the Far East identified as such on Schedule 1.16 hereto.

      1.44 "Third Party" shall mean any person or entity which is not a party or an Affiliate of any party to this Agreement.

      1.45 "Valid Patent Claim" shall mean either a claim of an issued and unexpired Patent which has not lapsed, been revoked or abandoned or held permanently unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been disclaimed, denied or admitted to be invalid or unenforceable through reissue, reexamination, disclaimer or otherwise.

      1.46 "VERTEX Know-How" shall mean all Know-How Controlled by VERTEX or any of its Affiliates.

      1.47 "VERTEX Patents" shall mean all Patents Controlled by VERTEX or any of its Affiliates claiming Bulk Drug Substance, the Drug Product Candidate or the Drug Product, or a formulation or prodrug thereof, or a method of making or using Bulk Drug Substance, the Drug Product Candidate or the Drug Product, or a formulation or prodrug thereof, or an improvement to the subject matter of a Patent covering any of the foregoing, that is (i) invented by VERTEX or its Affiliates prior to the Effective Date of the Research Agreement, (ii) invented under the Research Program under the Research Agreement or under a Development Program hereunder, (iii) otherwise invented and Controlled by VERTEX or its Affiliates, or (iv) Controlled by VERTEX or its Affiliates pursuant to a license or other grant of right, title or interest from its Far East collaborator, SERONO or a Third Party. A list of VERTEX Patents is appended hereto as Schedule
1.47 and will be updated periodically to reflect additions thereto during the term of this Agreement.

      1.48 "VERTEX Technology" shall mean all VERTEX Patents, all VERTEX Know-How and VERTEX's and its Affiliates' right, title and interest in Joint Patents and Joint Know-How.


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

                             ARTICLE II -- LICENSE

      2.1 Grant to SERONO.

            2.1.1 License. Subject to the other provisions of this Agreement, VERTEX hereby grants to SERONO a license (or sublicense, as appropriate) in the Territory under the VERTEX Technology, exclusive in the Exclusive Territory, and co-exclusive in North America with VERTEX and/or the North American Joint Venture, with the right to sublicense (after prior consultation with VERTEX), to exercise its rights and fulfill its obligations under this Agreement and to research, develop, manufacture, have manufactured, use, sell, offer to sell and import Bulk Drug Substance (subject to VERTEX's exclusive manufacturing rights under Article IV and Section 6.2 hereof), Drug Product Candidates and Drug Products. Subject to the provisions of this Agreement, VERTEX shall have the right to use VERTEX Technology to fulfill its obligations and exercise its rights under this Agreement, including but not limited to its exclusive rights to manufacture and supply Bulk Drug Substance under Article IV and Section 6.2 hereof, its rights under Section 3.6 hereof, and any rights and obligations with respect to the North American Joint Venture. VERTEX retains all rights to VERTEX Technology except to the extent explicitly granted to SERONO hereunder.

            2.1.2 Sublicensees and Subcontractors. SERONO shall guarantee and be responsible to VERTEX for the performance of any of its sublicensees or subcontractors under any sublicense or other agreement with respect to the rights granted to SERONO by VERTEX and the obligations assumed by SERONO hereunder. SERONO shall not permit any subcontractors or sublicensees to use VERTEX Technology without provisions safeguarding confidentiality equivalent to those provided in this Agreement. Any such provisions will allow VERTEX the right to directly enforce the obligations of confidentiality with respect to VERTEX Technology in the possession of the subcontractor or sublicensee.

      2.2 Grant to VERTEX.

            2.2.1 License. Subject to the other provisions of this Agreement, SERONO hereby grants to VERTEX (i) a royalty-free non-exclusive, worldwide license (or sublicense, as appropriate) under the SERONO Technology, with the right to sublicense, to exercise its rights and fulfill its obligations under this Agreement and to meet its obligations to its collaborator in the Far East with respect to the manufacture, development and sale of Bulk Drug Substance, Drug Product Candidates and Drug Product in the Far East, and (ii) to the extent not inconsistent with SERONO's exclusive rights in the Exclusive Territory and co-exclusive rights in North America, to research, develop, manufacture, have manufactured, use, sell, offer to sell and import Bulk Drug Substance, Drug Product Candidates and Drug Products, a royalty-free non-exclusive, worldwide license (or sublicense, as appropriate), with the right to sublicense, to practice and


 License, Development and Commercialization Agreement -- Confidential -- Page 8 use the SERONO Technology. SERONO retains all rights to SERONO Technology except to the extent explicitly granted to VERTEX hereunder.

            2.2.2 Sublicensees and Subcontractors. VERTEX shall guarantee and be responsible to SERONO for the performance of any of its sublicensees or subcontractors under any sublicense or other agreement with respect to the rights granted to VERTEX by SERONO and the obligations assumed by VERTEX hereunder. VERTEX shall not permit any subcontractors or sublicensees to use SERONO Technology without provisions safeguarding confidentiality equivalent to those provided in this Agreement. Any such provisions will allow SERONO the right to directly enforce the obligations of confidentiality with respect to SERONO Technology in the possession of the subcontractor or sublicensee.

      2.3 Information Sharing.

            2.3.1 Between Parties. Each party shall deliver to the other all Know-How Controlled by it or its Affiliates and requested by the other party from time to time, pursuant to the exercise by such other party of the licenses granted hereunder. The Know-How shall be delivered in a form as shall reasonably facilitate the use of such Know-How and shall include copies of all Patents and all other manifestations of the intellectual property embodied in the Bulk Drug Substance, Drug Product Candidate or Drug Product, or formulation or prodrug thereof, whether in human or machine readable form.

            2.3.2 With VERTEX's Far East Collaborator. VERTEX's agreement with its Far East collaborator for development and sale of drug product candidates and drug products in the Far East obligates each party to share with the other party information which is relevant to the development of such drug product candidates and drug products. That information includes raw data from development and clinical trials of Compounds in the Far East and in the rest of the world, information relating to manufacture of drug product candidates and drug products and copies of material written communications between VERTEX and its licensees (including its Far East collaborator), on the one hand, and regulatory authorities, on the other, in the Far East and in the rest of the world relating to such drug product candidates and drug products. The agreement also provides that VERTEX and its licensees outside the Far East will have the right to cross reference, in their regulatory filings made outside the Far East covering Drug Product Candidates or Drug Products, all regulatory filings, and information contained therein, made in the Far East relative to such Drug Product Candidates or Drug Products developed there by VERTEX's Far East collaborator; provided that a reciprocal right is made available to VERTEX's Far East collaborator, in connection with comparable regulatory filings in the Far East, by VERTEX and its licensees outside the Far East. VERTEX will share with SERONO information received by it from its Far East collaborator pursuant to the foregoing, and will provide SERONO


 License, Development and Commercialization Agreement -- Confidential -- Page 9 with a right to cross-reference in its regulatory filings made in the Territory regulatory filings made by VERTEX's Far East collaborator in the Far East relative to the Drug Product Candidate or Drug Product, as provided above, in consideration of the reciprocal right hereby granted to VERTEX by SERONO pursuant to the foregoing to share information received by it from SERONO with VERTEX's Far East collaborator and to permit VERTEX and its Far East collaborator to cross-reference regulatory filings made by SERONO in the Territory relative to the Drug Product Candidate or Drug Product in regulatory filings made by VERTEX or its collaborator in the Far East relative to the Drug Product Candidate or Drug Product.

                           ARTICLE III -- DEVELOPMENT

      3.1 Commencement of Development Program.

            SERONO and VERTEX shall promptly and diligently commence and pursue a Development Program with respect to the Drug Product Candidate as soon as practicable after exercise by SERONO of its Development Election, as set forth in the Research Agreement, with respect to that Drug Product Candidate.

      3.2 Joint Development Committee.

            3.2.1 Formation and Responsibilities. Within thirty (30) days of the Effective Date, VERTEX and SERONO will establish a Joint Development Committee (the "JDC") made up of equal numbers of VERTEX and SERONO personnel to be designated from time to time by each party. Each of VERTEX and SERONO shall have one vote on the JDC. The JDC will be responsible for the preparation and overall implementation of the Development Program with respect to the Drug Product Candidate, and may act directly or through such sub-committees as it may deem appropriate to establish. Meetings of the JDC other than regularly scheduled quarterly meetings may be held only if a quorum of at least two (2) representatives of each party participates; except that lack of a quorum shall not prevent the scheduling and conduct of a meeting by either party after that party has made good faith but unsuccessful attempts for more than ninety (90) days to schedule and convene the meeting. The JDC shall meet formally at least quarterly, or with such other frequency, and at such time and location, as may be established by the JDC, for the following purposes, among others:

                  (i) To review and, if necessary, revise the Development Plan as set forth in Section 3.3 below, and to oversee and coordinate the parties' development activities and the associated development budget;

                  (ii) To assign operational responsibility to VERTEX or SERONO for the conduct of particular activities specified in the Development Plan;


License, Development and Commercialization Agreement -- Confidential -- Page 10

                  (iii) To receive and review reports by VERTEX and SERONO, which shall be prepared by each party and submitted to the other party and to the JDC on a quarterly basis within thirty (30) days after the end of the quarter, setting forth in reasonable detail, with supporting data, the results of work performed during the preceding quarter under the Development Plan by the party submitting the report;

                  (iv) To assist in coordinating scientific interactions and resolving disagreements between VERTEX and SERONO during the course of the Development Program; and

                  (v) To discuss matters relating to Patents claiming Bulk Drug Substance, the Drug Product Candidate or Drug Product, or methods of using or making the same, including but not limited to issues of inventorship and decisions relating to the filing, prosecution and maintenance of those Patents.

            SERONO will prepare the initial draft of an agenda for each JDC meeting and will submit the draft to VERTEX for comments a reasonable period before the scheduled meeting date. The party hosting a particular JDC meeting shall prepare and deliver to the members of the JDC, within thirty (30) days after the date of each meeting, minutes of such meeting setting forth, among other things, all decisions of the JDC, and including a summary of the status of development activities as reported to the JDC. The party not preparing the minutes may suggest changes or amendments to the minutes, and may provide a supplement addressing activities at the meeting which are not reported in the minutes, which shall be distributed to the parties and filed with the meeting minutes. In case the JDC meets by means of telephone or video conferences, the responsibility for preparing minutes shall lie with VERTEX.

            3.2.2 Retention of Rights. Notwithstanding the foregoing, each party shall retain the rights, powers, and discretion expressly granted to it under this Agreement, and the JDC shall not be delegated or vested with any such rights, powers or discretion except as expressly provided in this Agreement. The JDC shall not have the power to amend or modify this Agreement, which may only be amended or modified as provided in Section 15.14 hereof.

            3.2.3 Decision Making. The objective of the JDC shall be to reach agreement by consensus on all matters falling within its authority hereunder within the scope of the Development Plan. However, if the JDC cannot reach consensus on a particular matter, [*********************************************
********************************************************************************
********************************************************************************
********************************************************************************


License, Development and Commercialization Agreement -- Confidential -- Page 11

********************************************************************************
***********************************].

      3.3 Development Plan.

            3.3.1 General. The JDC shall oversee the implementation of the development plan (the "Development Plan") for the Drug Product Candidate which shall be completed by the JDC within ninety (90) days after the exercise by SERONO of its Development Election, as set forth in the Research Agreement, with respect to the Drug Product Candidate, and which shall describe fully the proposed preclinical studies, toxicology, clinical trials, regulatory plans, clinical trial and commercial material requirements and any other key elements of obtaining Regulatory Approval in each country where the Drug Product is to be marketed. The Development Plan will include, among other things, a plan (the "Core Development Plan") for the conduct of Core Development Activities, and will provide for the allocation of development tasks between VERTEX and SERONO. Each party assigned a development task will, in a timely fashion, prepare a detailed plan for the accomplishment of that task, including a schedule therefor, and will submit that plan to the JDC for its review. Development tasks shall be advanced in parallel rather than serially where practicable and appropriate, if doing so would be likely to advance the ultimate date of product approval and launch and is otherwise commercially reasonable.

            3.3.2 Process Development. VERTEX will be responsible for the development of processes for manufacture of Bulk Drug Substance, and for the preparation and implementation of a plan to accomplish that task. SERONO will be responsible for the development of processes for formulation and manufacture of the Drug Product from Bulk Drug Substance, and for the preparation and implementation of a plan to accomplish that task. Each party will work with the JDC to coordinate its plans with those of the other party, with the objective of ensuring operationally effective and timely integration of the two plans, as necessary to meet the overall schedule for process development and the supply of Bulk Drug Substance and Drug Product as set forth in the Development Plan.

      3.4 Development Costs.

            3.4.1 Apportionment. [**********************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
****************************].


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

            3.4.2 Audit. Each party shall keep or cause to be kept accurate records in sufficient detail to enable Core Development Costs to be determined. Each party, upon the written request and at the expense of the other party, and in any event not more frequently than once in any calendar year, shall permit an independent public accountant of national prominence selected by the other party, and approved by the first party (with approval not to be unreasonably withheld), to have access during normal business hours to those records of such party as may be reasonably necessary to verify the accuracy of the cost reports submitted by such party pursuant to this Section 3.4 in respect of any calendar year ending not more than three (3) years prior to the date of the aforementioned written request. The parties shall mutually determine a general strategy for such review in advance of its conduct. Such accountant shall not disclose any information except that which should properly be contained in a cost report required under this Agreement The parties agree that all information subject to review under this Section 3.4 is confidential and that any reviewing party shall retain and cause its accountant to retain all such information in confidence. A party shall not be entitled under this Section 3.4.2 to audit more than once the records of the other party with respect to any calendar year.

      3.5 Regulatory Matters.

            3.5.1 Regulatory Approvals. Unless otherwise required by law in the relevant jurisdiction, [********************************************************
**********************************] Each party shall use commercially reasonable efforts to file for and obtain all necessary Regulatory Approvals for which it is responsible hereunder within a reasonable period.

            3.5.2 Interaction with Regulatory Agencies. [***********************
********************************************************************************
********************************************************************************
***************]

            3.5.3 Regulatory Reporting. During the term of this Agreement, in order to comply with applicable regulations of the FDA and other applicable regulatory agencies, the parties agree that they shall establish procedures for reporting to the appropriate regulatory agencies any adverse events, technical complaints or other reportable events that may occur with respect to the manufacture, supply, use and clinical testing of Bulk Drug Substance, the Drug Product Candidate or Drug Product hereunder.

      3.6 Assistance Rights.

            If either party (the "First Party") fails unreasonably, other than as a result of Force Majeure or a failure of the other party to discharge its obligations hereunder, to carry out the


License, Development and Commercialization Agreement -- Confidential -- Page 13

Core Development Activities allocated to it under the Core Development Plan in accordance with the schedule therefor, then the other party may, after ninety
(90) days prior written notice to the First Party, undertake that particular activity and complete it at its own expense if the First Party has not at such time begun to carry out such activity in a manner reasonably likely to cure its default. Such party shall be entitled to reasonable cooperation and assistance from the First Party to accommodate its efforts, including assignment to such party of sponsorship of regulatory filings if necessary to permit the exercise by such party of its rights under this Section 3.6. If any such activity is properly conducted, conforms to the requirements of the Core Development Plan, and is used in any part by the First Party to advance development of the Drug Product Candidate or the Drug Product hereunder, the out-of-pocket cost of performing that activity will be reimbursed to the party incurring the cost as promptly as practicable.

      3.7 Conduct of the Development Program.

            3.7.1 Efforts. Both VERTEX and SERONO will use diligent and commercially reasonable efforts, consistent with the provisions of this Agreement, the requirements of the Development Plan and sound and reasonable business practices and judgment, to develop the Drug Product Candidate and obtain Regulatory Approval, as soon as reasonably practicable, for commercial sale of the Drug Product in North America and the European Union, devoting the same degree of attention and diligence that each such party devotes to the development of its other compounds of comparable commercial potential. VERTEX and SERONO will each promptly notify the other in writing if it should determine that development of the Drug Product Candidate or Drug Product is not technically feasible or commercially justifiable, specifying in reasonable detail the reasons for that determination.

            3.7.2 Standards. Both parties agree to conduct the Development Program in accordance with the terms and conditions of this Agreement and in conformity with generally accepted standards of good laboratory practices and good clinical practices and with all applicable national, state and local laws, guidelines, rules and regulations including without limitation the United States Food, Drug and Cosmetic Act and guidelines, rules and regulations promulgated by the FDA.

            3.7.3 Records. In conformity with standard pharmaceutical and biotechnology industry practices and the terms and conditions of this Agreement, each party shall prepare and maintain complete and accurate written records, accounts, notes, reports and data with respect to all laboratory work conducted in the performance of the Development Program. Each party shall prepare and maintain, or have prepared and maintained, complete and accurate written records, data and information with respect to all clinical trials performed in the conduct of the


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

Development Plan as required by applicable national, state and local laws, guidelines, rules and regulations, including without limitation the United States Food, Drug and Cosmetic Act and guidelines, rules and regulations promulgated by the FDA.

            3.7.4 Ownership of Technology.

                  (a) No Ownership by Employees. All employees of VERTEX and SERONO who are expected to participate in the Development Program have signed, or before any such participation will sign, agreements with VERTEX or SERONO, respectively, regarding proprietary information and inventions in a form reasonably considered by the employer and its counsel to assure the employer's Control of any Technology invented, discovered or developed by such employees.

                  (b) No Ownership by Agents. VERTEX and SERONO shall each enter into customary agreements with its agents that provide that all of such agents' right, title and interest in, to and under any Technology invented, discovered or developed by such agents shall be assigned or licensed to VERTEX or SERONO as the case may be.

      3.8 Coordination of Far East Development Activities.

            VERTEX will be responsible for coordinating those development activities being conducted by its collaborator in the Far East with Core Development Activities being conducted hereunder.

                      ARTICLE IV -- MANUFACTURE AND SUPPLY

      4.1 Supply of Bulk Drug Substance and Drug Product for Development.

            VERTEX will be responsible for manufacturing and supply of all Bulk Drug Substance, and SERONO will be responsible for preparing the Drug Product from Bulk Drug Substance, in each case as necessary for the conduct of the Development Plan in the Territory. [********************************************
********************************************************************************
*******************************************************************************]
Supply of Bulk Drug Substance and Drug Product for development purposes shall be undertaken pursuant to the provisions of a supply agreement to be negotiated by the parties, including such customary representations, warranties, covenants and conditions as are necessary or appropriate for transactions of this type, not inconsistent with the terms and conditions hereof and satisfactory in form and substance to the parties and their legal advisors.


License, Development and Commercialization Agreement -- Confidential -- Page 15

      4.2 Supply of Bulk Drug Substance and Drug Product for Commercial
Purposes.

            VERTEX will supply and SERONO shall purchase from VERTEX all of SERONO's requirements for Bulk Drug Substance for manufacture of Drug Product sold in the Exclusive Territory, pursuant to terms and conditions set forth in
Section 6.2 hereof. In North America, pursuant to the North American Joint Venture as described in Section 5.2, VERTEX will supply all requirements for Bulk Drug Substance, and SERONO will supply all requirements for Drug Product formulated from Bulk Drug Substance provided by VERTEX, [************************ ***************************] and otherwise pursuant to the provisions of a supply agreement to be negotiated by the parties, including such customary representations, warranties, covenants and conditions as are necessary or appropriate for transactions of this type, not inconsistent with the terms and conditions hereof and satisfactory in form and substance to the parties and their legal advisors.

      4.3 Manufacturing Technology.

            Manufacturing technology not developed under the Research Program or a Development Program, which belongs to one party and which would be useful to the other party in discharging its manufacturing obligations hereunder, shall be made available to the manufacturing party for that purpose, subject to negotiation of a reasonable royalty or other compensation arrangement. If either party (a "Contracting Party") engages an Affiliate or a Third Party in the course of the Development Program to provide assistance to the Contracting Party in the development of processes useful for the manufacture of Bulk Drug Substance or Drug Product, the Contracting Party will ensure that any processes belonging to that Affiliate or Third Party and made available to the Contracting Party will also be made available to the other party on the same terms offered to the Contracting Party.

      4.4 Packaging.

            SERONO will be responsible for packaging the Drug Product Candidate and Drug Product for development purposes and for commercial sale.

      4.5 Subcontracting.

            VERTEX shall not contract with any Third Party to manufacture Bulk Drug Substance without prior consultation and review with SERONO and will not contract with any such Third Party which does not have a demonstrated ability to deliver high quality pharmaceutical products on a timely basis at volumes likely to be required by VERTEX and SERONO. VERTEX will notify SERONO of its intention to subcontract manufacture of Bulk Drug Substance not less than [***********************************] prior to concluding a manufacturing


License, Development and Commercialization Agreement -- Confidential -- Page 16 arrangement with any Third Party. [*********************************************
*****************************************************]

                         ARTICLE V -- COMMERCIALIZATION

      5.1 Global Marketing and Sales.

            As set forth in Section 2.1 above, SERONO has exclusive rights to the Drug Product in the Exclusive Territory, and the parties have co-exclusive rights to the Drug Product in North America pursuant to the North American Joint Venture to be established under Section 5.2 below. SERONO will prepare a detailed marketing plan for the launch of the Drug Product in the Exclusive Territory, and will provide the plan to VERTEX not later than [***************] after submission of the initial application for Regulatory Approval of the Drug Product anywhere in the Exclusive Territory. The parties will attempt to coordinate their marketing activities relative to the Drug Product in North America and the Exclusive Territory.

      5.2 Marketing in North America

            VERTEX and SERONO will market and sell the Drug Product in North America under the terms of a joint venture or other mutually agreeable structure (the "North American Joint Venture") which shall be negotiated between the parties in good faith and established within [********************************** ************************************] The documentation for the North American
Joint Venture will incorporate such customary representations, warranties, covenants and conditions as are necessary or appropriate for transactions of this type, will be satisfactory in form and substance to the parties and their legal advisors, and will also incorporate all of the principles set forth below.

            (a) Joint Marketing Committee. VERTEX and SERONO will form a Joint Marketing Committee ("JMC") which will include an equal number of representatives designated by each party. At least one of SERONO's representatives shall also be a member of the group within SERONO responsible for development and implementation of SERONO's marketing plan for the Drug Product in the Exclusive Territory, and therefore capable of assisting in the coordination of the parties' marketing efforts throughout the Territory. The JMC will be the principal organization through which the marketing of the Drug Product in North America is planned, administered, evaluated and effected. The JMC may choose to designate a Committee Chair. In such event, if one party is making a contribution to Direct Marketing Costs (as defined in Section 5.2(c) below) for any year which is disproportionately greater than the contribution of the other party, the former party shall be entitled to designate the Chair for that year. Otherwise, the right


License, Development and Commercialization Agreement -- Confidential -- Page 17 to designate the Chair shall rotate from party to party on an annual basis. The JMC will periodically meet as necessary, depending on the level of marketing activity at the time; provided that either party may request at any time that a meeting of the JMC be scheduled and in such event the parties shall cooperate in good faith to hold the meeting at a mutually convenient place and time (but in any event within [*******************] after the original request). The JMC will prepare and oversee the implementation of a detailed marketing plan (the "North American Marketing Plan") for the launch of the Drug Product in North America. The North American Marketing Plan will contain among other things budgets, schedules, product positioning, pricing, market research plans and results, sales force deployment, information concerning competition and competitors, and other customary planning and marketing material with respect to marketing and launch of the Drug Product. The North American Marketing Plan will be periodically updated to reflect changes in market information, sales performance and forecasts, sales force deployment, and information concerning competition and competitors.

            (b) Profit-sharing. VERTEX and SERONO will share equally in Operating Profits and Operating Losses from sales of the Drug Product in North America. [**********************************************************************
********************************************************************************
*****************************] The JMC will direct payment by one party to the other of any amount necessary to equalize each party's share of Operating Profits or Operating Losses for the reporting period; provided that neither party will be reimbursed for any portion of its actual Allowable Expenses incurred in any year which exceeds [*******************************] of its budgeted share of Allowable Expenses for that year under the North American Marketing Plan, unless such excess amount has been approved in advance by the JMC. The parties respective shares of Operating Profits may be subject to adjustment pursuant to Section 5.2(f) below.

            (c) Roles and Responsibilities of the Parties. The North American Joint Venture will provide each party the opportunity [*******************************************************************************
********************************************************************************
**************************************] In allocating tasks between VERTEX and
SERONO, the JMC will attempt to assign roles to each party which are reasonable in relation to that party's capabilities and consistent with relevant marketing requirements. As used in this Agreement, [**************************************
********************************************************************************
*********************] As part of the North American Joint Venture to be negotiated between the Parties pursuant to this Section 5.2, the Parties will negotiate in good faith how Direct Marketing


License, Development and Commercialization Agreement -- Confidential -- Page 18

Costs will be allocated where the Drug Product is Detailed together with another product or products.

            (d) Operational Issues. Except for those matters which are the responsibility of the JMC or as otherwise provided in this Agreement, each party will be free to make its own decisions concerning the Detailing of the Drug Product by its sales force in North America. The role of the JMC in this respect shall be one of coordination, such that the individual efforts of each party may be maximized and that duplication of effort may be kept to a minimum.

            (e) Booking of Sales. Customer orders for the Drug Product in North America will be credited by the North American Joint Venture or as the parties may hereafter agree.

            (f) Revision of Profit-sharing Formula. The parties acknowledge that in the future one party may wish to commit substantially greater financial or other resources than the other party to the sales and marketing of the Drug Product in North America. In such event, if VERTEX and SERONO shall disagree on the total amount of the annual proposed budget for years subsequent to the first full calendar year following the First Commercial Sale of the Drug Product, and [*******************************************************************************
********************************************************************************
******************]

            (g) Training. The parties will consult on training programs to ensure a consistent, focused promotional strategy for the Drug Product.

            (h) Advertising. Neither party shall engage in any advertising or use any label, package, literature or other written material in connection with the promotion of the Drug Product in North America unless the specific form and content is approved by the JMC.

            (i) Supply of Bulk Drug Substance and Drug Product. VERTEX shall supply Bulk Drug Substance to SERONO for manufacture into Drug Product for sale in North America, and SERONO shall manufacture Drug Product from Bulk Drug Substance supplied by VERTEX, in each case for compensation
[*********************************].

      5.3 Co-labeling.

            5.3.1 North America. To the extent not prohibited by law or regulation and subject to Regulatory Approval, the Drug Product (including labels, packaging and inserts) and all promotional materials for the same sold in North America will bear the company names and logos of both SERONO and VERTEX (and/or, the name and logo of the North American Joint Venture or as the parties may otherwise agree) with equal prominence (including equal sized type face), or if equal prominence is prohibited by law, with such relative prominence as may otherwise be


License, Development and Commercialization Agreement -- Confidential -- Page 19 permitted by law. Trademarks used in North America will be jointly owned by VERTEX and SERONO, or by the North American Joint Venture, or as the parties may otherwise agree.

            5.3.2 European Union. If not prohibited under regulations of the European Union or any of its agencies responsible for Regulatory Approval of pharmaceuticals, the labels, packaging and inserts for the Drug Product packaged for sale in the European Union will bear the company names and logos of both SERONO and VERTEX with equal prominence (including equal sized type face) or if equal prominence is not permitted under applicable regulations with such relative prominence as may in fact be permitted. If the foregoing is prohibited under applicable regulations of the European Union, then to the extent not prohibited under applicable regulations, the labels, packaging and inserts for the Drug Product will bear VERTEX's company name and logo with the term "under license from." SERONO will also determine the right of VERTEX under relevant regulations of the European Union to be referenced, and its name and logo featured, in any promotional material relative to the Drug Product used in the European Union. VERTEX's name and logo will be included, in the manner provided above relative to packaging and labeling, if the relevant regulations do not prohibit it. SERONO will permit VERTEX to review all material regulatory filings in the Exclusive Territory which relate to product labeling, and all proposed labels, packaging, package inserts and promotional materials required under the foregoing provisions to bear VERTEX's name, prior to the filing of any such material with any regulatory authority.

            5.3.3 Communications. SERONO will immediately inform VERTEX of any material regulatory communications received by SERONO or its agents which might operate to restrict VERTEX's labeling rights under this section, and of any advice which it receives from its advisors with respect to any such restrictions.

      5.4 Due Diligence.

            Following the First Commercial Sale of the Drug Product and until the expiration of this Agreement, SERONO shall use diligent and commercially reasonable efforts to keep the Drug Product reasonably available to the public in the Major Market countries, devoting the same degree of attention and diligence to such efforts that it devotes to such activities for other of its products of comparable market potential. For purposes of this Section 5.4, "Major Markets" shall mean the countries of the European Union, Brazil and Argentina. SERONO shall promptly notify VERTEX if it shall determine that the marketing and sale of the Drug Product in any Major Market country is not commercially reasonable or economically profitable or if for other unforeseen reasons further commercial support of the Drug Product in any country is no longer prudent or practical.


License, Development and Commercialization Agreement -- Confidential -- Page 20

                             ARTICLE VI -- PAYMENTS

      6.1 Development Payments by SERONO.

            6.1.1 Payments. In consideration of the grant of the license set forth in Section 2.1 hereof, SERONO will make the following payments to VERTEX upon the achievement of any of the following milestones with respect to the Drug Product Candidate or Drug Product in the Territory, upon the further terms and conditions set forth below.

                      Milestone                            Payment
                      ---------                            -------
        1.   [*******************]                  [*******************]
        2.   [************************].            [*******************]
        3.   [************************].            [*******************]
        4.   [************************].            [*******************]
        5.   [*******************]
             [***************************]          [*******************]
             [***************************]          [*******************]
        6.   [*******************************].
                                                    [*****************]
             [**********************]
                                                    [****************]
             [**********************]               ___________
                                                    [*************]

            6.1.2 Payments to be Made Only Once. Milestone payments are payable only once with respect to the Drug Product Candidate and Drug Product. In addition, if the Drug Product Candidate has the same active metabolite as a drug product candidate being developed under a separate License Agreement (as defined in the Research Agreement) between the parties (the "Alternative Candidate"), then the Drug Product Candidate shall be deemed a "Prodrug" of the Alternative Candidate. If the Prodrug is being developed hereunder for one or more Indications for which it is not commercially or scientifically feasible to develop the Alternative Candidate, then the Prodrug shall be considered a separate drug product candidate from the Alternative Candidate, and therefore milestones may be collected in connection with its development hereunder. Milestones shall not otherwise be payable with respect to the Prodrug if comparable milestones have previously been paid in connection with the development of the Alternative Candidate pursuant to the separate License Agreement between the parties. If any milestone is achieved with respect to the development of the Drug Product Candidate or Drug Product, any previously unpaid, lower numbered milestone for the Drug Product Candidate or Drug Product will become immediately due and payable; provided that milestone 5.a. with respect


License, Development and Commercialization Agreement -- Confidential -- Page 21 to the Drug Product will not be payable solely by reason of attainment of milestone 6.b. with respect to the Drug Product, and similarly, milestone 5.b. will not be payable solely by reason of the attainment of milestone 6.a.

            6.1.3 Timing and Method of Payments. Milestone payments shall be made on or before the [******************] following the occurrence of the event giving rise to the milestone payment obligation hereunder; provided that the first milestone payment referenced above with respect to the Drug Product Candidate shall be due and payable within [**************] of SERONO's receipt from VERTEX of an executed original of this Agreement. All payments shall be made by wire transfer in United States dollars to the credit of such bank account as may be designated by VERTEX in writing to SERONO from time to time. Any payment which falls due on a date which is a Saturday, Sunday or a legal holiday in the Commonwealth of Massachusetts may be made on the next succeeding day which is not a Saturday, Sunday or a legal holiday in the Commonwealth of Massachusetts.

            6.1.4 Substitute Drug Product Candidate or Drug Product. If the Drug Product Candidate or Drug Product is developed to replace a drug product candidate or drug product being developed for the same Indication or Indications under a separate License Agreement (as defined in the Research Agreement) between the parties and such other drug product candidate or drug product has been abandoned during the term of this Agreement for any scientific or medical reasons after any one or more comparable milestone payments under such License Agreement have been made, then no milestone payment shall be required hereunder with respect to the Drug Product Candidate or Drug Product if such comparable milestone payment has already been made with respect to the abandoned drug product candidate or drug product.

      6.2 Commercial Supply Price.

            6.2.1 Purchase of Bulk Drug Substance. Except as otherwise provided herein, SERONO, its Affiliates and sublicensees shall purchase from VERTEX all of their respective requirements of Bulk Drug Substance for manufacture of Drug Product for sale in the Exclusive Territory.

            6.2.2 Supply Price. [***********************************************
**********************************]

      [*************************************************************************
**********************************]

      [****************]

                  [****************************************************
                  **************************]


License, Development and Commercialization Agreement -- Confidential -- Page 22

                  [****************************************************
                  ************************]

                  [***************************************************
                  **************************]

      [***************************************************]

[*******************************************************************]

            6.2.3 Payment. The supply price for each unit of Bulk Drug Substance purchased by SERONO from VERTEX under this Section 6.2 shall initially be calculated during any year based on [*******************************************
*********************************], which shall be provided by SERONO to VERTEX within [********** ***************] prior to commencement of that year. Forecasts shall be updated quarterly to reflect actual experience and [********************************************************************
********************************************************************************
*****************************] Payments due to VERTEX based upon
[**********************] shall be made within
[*********************************] of receipt from VERTEX of an invoice for
Bulk Drug Substance purchased by SERONO under the terms of the Supply Agreement described in Section 6.2.6 hereof, and[****************************************************************************
********************************************************************************
*******************]

            6.2.4 Adjustment to Supply Price. If in any country no Valid Patent Claims of a VERTEX Patent or a Joint Patent claiming the Drug Product exist, then [**************************************************************************
********************************************************************************
***********************]

            6.2.5 Third Party Manufacture. Subject to the terms of Section 4.5 hereof, VERTEX may contract with any Third Party as a manufacturing subcontractor.

            6.2.6 Bulk Drug Substance Supply Terms. All Bulk Drug Substance manufactured by VERTEX for SERONO hereunder shall be supplied to SERONO (for formulation and packaging) pursuant to the terms of a supply agreement to be negotiated by the parties and containing such customary representations, warranties, covenants and conditions as are necessary or appropriate for transactions of this type, not inconsistent with the terms and conditions hereof and satisfactory in form and substance to the parties and their legal advisors.


License, Development and Commercialization Agreement -- Confidential -- Page 23

      6.3 Sales Reports.

            6.3.1 Reports. During the term of this Agreement and after the First Commercial Sale of the Drug Product in the Exclusive Territory, SERONO shall furnish or cause to be furnished to VERTEX on a quarterly basis a written report covering such calendar quarter showing (i) the Net Sales of the Drug Product in each country in the Exclusive Territory during such calendar quarter by SERONO and each Affiliate and sublicensee; (ii) amounts due VERTEX or SERONO under
Section 6.2 hereof with respect to the purchase of Bulk Drug Substance, and the basis for calculating those amounts due (including unit sales data); (iii) withholding taxes, if any required by law to be deducted in respect of any such sales, and evidence of payment thereof; and (iv) dispositions of the Drug Product other than pursuant to sale for cash. With respect to Net Sales of the Drug Product received in a currency other than U.S. Dollars, the Net Sales shall be expressed in the domestic currency of the party making the sale, together with the U.S. Dollar equivalent of the amount, calculated using SERONO's then-current standard exchange rate methodology (which shall be specified, along with the rates actually used) for the translation of foreign currency sales into U.S. Dollars. In each report the methodology will be disclosed, will be identical to that employed by SERONO, generally, in its external financial reporting, as reviewed and approved by its independent auditors and will be in conformity with SERONO's usual and customary general accounting principles consistently applied. The foregoing quarterly reports shall be due on or before the thirtieth (30th) day following the close of each calendar quarter. SERONO will also provide VERTEX, within ten (10) business days after the end of each calendar quarter, with a report showing SERONO's best estimate of Net Sales for that calendar quarter based on information available to SERONO at the time of the report.

            6.3.2 Currency. All payments hereunder shall be made in U.S. Dollars. If at any time legal restrictions prevent the prompt remittance of any payments with respect to any country of the Exclusive Territory where the Drug Product is sold, SERONO or its Affiliates or sublicensees shall have the right and option to make such payments by depositing the amount thereof in local currency to VERTEX's account in a bank or depository in such country.

            6.3.3 Audit. SERONO shall keep and shall cause to be kept accurate records in sufficient detail to enable the amounts due hereunder to be determined and to be verified by VERTEX. Upon the written request of VERTEX, at VERTEX's expense and not more than once in any calendar year, SERONO shall permit an independent accountant of national prominence selected by VERTEX, and approved by SERONO, to have access during normal business hours to those records of SERONO as may be reasonably necessary to verify the accuracy of the sales reports furnished by SERONO pursuant to this Section 6.3, in respect of any calendar year ending not more than two (2) years prior to the date of such notice. The parties shall mutually


License, Development and Commercialization Agreement -- Confidential -- Page 24 determine a general strategy for such audit in advance of its conduct. Such accountant shall not disclose any information except that which should properly be contained in a sales report required under this Agreement. SERONO shall include in each sublicense entered into by it pursuant to this Agreement a provision requiring the sublicensee to keep and maintain adequate records of sales made pursuant to such sublicense and to grant access to such records by the aforementioned independent accountant for the reasons specified in this
Section 6.3. Upon the expiration of two (2) years following the end of any calendar year, the calculation of amounts payable with respect to such calendar year shall be binding and conclusive upon VERTEX, and SERONO and its Affiliates and sublicensees shall be released from any liability or accountability with respect to payments for such year. The report prepared by such independent accountant, a copy of which shall be sent or otherwise provided to SERONO by such independent accountant at the same time it is sent or otherwise provided to VERTEX, shall contain the conclusions of such independent accountant regarding the audit and will specify that the amounts paid to VERTEX pursuant thereto were correct or, if incorrect, the amount of any underpayment or overpayment. If such independent accountant's report shows any underpayment, SERONO shall remit or shall cause its Affiliates or sublicensees to remit to VERTEX within thirty (30) days after SERONO' receipt of such report, (i) the amount of such underpayment and (ii) if such underpayment exceeds ten percent (10%) of the total amount owed for the calendar year then being audited, the reasonable and necessary fees and expenses of such independent accountant performing the audit, subject to reasonable substantiation thereof. Any overpayments shall be fully creditable against amounts payable in subsequent payment periods or remitted to SERONO, at SERONO's request. VERTEX agrees that all information subject to review under this Section 6.3 or under any sublicense agreement is confidential and that VERTEX shall retain and cause its accountant to retain all such information in confidence.

            6.3.4 Interest. In case of any delay in payment by one party to the other hereunder not occasioned by Force Majeure, interest at the rate of [**************] per month, assessed from the thirty-first (31st) day after the due date of the payment until the date paid, shall accrue on such payment and shall be due from such party upon prior written notice.

      6.4 Withholding Tax.

            If during the term of this Agreement, withholding tax should be required by law to be deducted from any payments required to be made by SERONO to VERTEX hereunder, SERONO, its Affiliates or sublicensees shall deduct such withholding tax from such payment and pay it to the proper taxing authority and evidence of such payment shall be secured and sent to VERTEX within one (1) month of such payment. The parties shall do all such lawful acts and


License, Development and Commercialization Agreement -- Confidential -- Page 25 things and sign all such lawful deeds and documents as either party may reasonably request from the other party to enable SERONO, its Affiliates and/or sublicensees to take advantage of any applicable legal provision or any double taxation treaties with the object of paying the sums due to VERTEX hereunder without withholding any tax.

      6.5 Adjustment in Connection with Development of a [********************].

            6.5.1 VERTEX Sole Development. If VERTEX notifies SERONO pursuant to the last sentence of Section 3.3.3 of the Research Agreement that it has chosen to continue development and commercialization of a Refused Candidate which is a [*******************************************************************************
***********************], then the provisions set forth below shall be applicable thereafter to the further development and commercialization under this Agreement of the Drug Product Candidate and Drug Product.

            (a) The Drug Product Candidate and Drug Product shall be developed and marketed thereafter [*******************************************************
****************************************************************************];

            (b) VERTEX will transition the manufacture of Bulk Drug Substance incorporated into the Drug Product to SERONO, at VERTEX's cost, by delivering to SERONO the VERTEX Technology and providing to SERONO the technical support in connection therewith reasonably necessary to enable SERONO to manufacture the Bulk Drug Substance in compliance with any and all current Regulatory Approvals. Such VERTEX Technology shall be delivered to SERONO in such a way as to communicate it to SERONO promptly, effectively and economically. Until such transition is completed, VERTEX shall continue to supply Bulk Drug Substance to SERONO hereunder [**************************];

            (c) The provisions of Article V of this Agreement relating to the creation and operation of the North American Joint Venture will be inapplicable to the Drug Product, and any North American Joint Venture already in existence with respect to the Drug Product shall be dissolved in a reasonable and orderly manner by agreement of the parties;

            (d) SERONO shall pay to VERTEX an annual royalty hereunder equal to [***** *********************************************************];

            (e) [***************************************************************
*****************************************************************************];
and

            (f) The parties will act reasonably and in good faith to accomplish the foregoing as expeditiously as practicable under the circumstances, including without limitation by executing and delivering any necessary or appropriate amendments to this Agreement.


License, Development and Commercialization Agreement -- Confidential -- Page 26

            6.5.2 Joint Development. If SERONO elects to exercise its Development Election [********************************************************],
then the following provisions shall apply to the development of any [*************************************************] as to which an application for Regulatory Approval was not filed in either the United States or the European Union on the date of exercise of the Development Election. If SERONO chooses not to continue development of the Reference Compound it will so notify VERTEX in writing at any time prior to the submission of the first application for Regulatory Approval with respect to the Reference Compound in either the United States or the European Union. The notice shall contain a schedule of [*******************************************************************************
*************************************]. By notice delivered to SERONO within
[*************] after receipt of SERONO's notice, VERTEX may in the alternative either: (a) elect to concur with SERONO and suspend development of the Reference Compound, which shall thereafter remain subject to the provisions of this Agreement except for those provisions which would require continuing development of the Reference Compound, or (b) terminate this Agreement with respect to the Reference Compound and acquire all rights to the Reference Compound held by SERONO under this Agreement. In the event VERTEX chooses alternative (b) above, it shall pay to SERONO within [*************************************************
**********************************], and SERONO shall use reasonable efforts to transfer to VERTEX any existing regulatory filings and clinical trials agreements, and otherwise assist in a smooth transition to VERTEX of the Development Program relative to the Reference Compound.

                       ARTICLE VII -- REFUSED CANDIDATES
                           AND FINAL SERONO CANDIDATES

      7.1 General.

            If the Drug Product Candidate is a "Refused Candidate" as provided in Section 3.3 of the Research Agreement, the specific provisions of Section 7.2 shall apply, and if the Drug Product Candidate is a Final SERONO Candidate under
Section 3.4 of the Research Agreement, the specific provisions of Section 7.3 shall apply.

      7.2 Refused Candidate.

            7.2.1 Additional Payment. VERTEX will provide to SERONO as part of the Development Information (as defined in the Research Agreement) with respect to the Drug Product Candidate a detailed estimate of the Core Development Costs incurred by VERTEX with respect to the development of the Drug Product Candidate as of the date VERTEX provides such Development Information to SERONO (the "Second Opportunity Costs"). If SERONO has exercised its Development Election (as defined in the Research Agreement) with respect to the Drug Product Candidate, it shall pay to VERTEX [*********************************************


License, Development and Commercialization Agreement -- Confidential -- Page 27

********************************************************************************
********************************************************************************
*************************************].

            7.2.2 Other Payments. Any milestone payments under Section 6.1 hereof which would have become due under this Agreement had the Drug Product Candidate been selected by SERONO when initially proposed by VERTEX pursuant to the Research Agreement will be made by SERONO within [***************] of SERONO's receipt from VERTEX of an executed original of this Agreement.

            7.2.3 [*************************************************************
*********************************]

      7.3 Final SERONO Candidate.

            7.3.1 Development. SERONO shall have the sole right and responsibility, at its expense, for the development of the Drug Product Candidate, and the provisions of Article III hereof other than Sections 3.1, 3.7 and 3.8 (which to the extent inconsistent with such rights and responsibilities of SERONO shall be amended) shall be inapplicable to the Drug Product.

            7.3.2 Supply. SERONO shall have the sole right and responsibility, at its expense, for the manufacture of all Bulk Drug Substance to meet its needs in connection with the development and commercial sale of the Drug Product Candidate; provided, however, that at SERONO's expense, VERTEX will deliver to SERONO the VERTEX Technology and provide to SERONO the technical support in connection therewith reasonably necessary to enable SERONO to manufacture Bulk Drug Substance in compliance with any and all current Regulatory Approvals. Such VERTEX Technology shall be delivered to SERONO in such a way as to communicate it to SERONO promptly, effectively and economically. Notwithstanding the foregoing, at the written request of SERONO, VERTEX will supply SERONO with Bulk Drug Substance [****************************************************************
*************************************]. Such supply shall be made pursuant to the provisions of a supply agreement to be negotiated by the parties, including such customary representations, warranties, covenants and conditions as are necessary or appropriate for transactions of this type, not inconsistent with the terms and conditions hereof and satisfactory in form and substance to the parties and their legal advisors. The provisions of Article IV and Section 6.2 of this Agreement shall be inapplicable to the Drug Product.

            7.3.3 Marketing. SERONO shall have the sole right and responsibility, at its expense, for selling and marketing the Drug Product worldwide and the provisions of Section 5.2


License, Development and Commercialization Agreement -- Confidential -- Page 28 shall be inapplicable to the Drug Product. The provisions of Sections 5.1 and
5.3 hereof to the extent inconsistent with such rights and responsibilities of SERONO shall be amended.

            7.3.4 Milestones. Each of the milestone payments referenced in
Section 6.1 above and payable in connection with the development of the Drug Product Candidate or Drug Product [**************************].

            7.3.5 Royalty. SERONO shall pay to VERTEX, pursuant to Section 6.3 hereof (which shall be amended to the extent inconsistent with the provisions of this Section 7.3), a royalty on Net Sales of the Drug Product equal to:

            (a) [*********************************];

            (b) [****************************************]

            (c) [****************************].

                           ARTICLE VIII -- TECHNOLOGY

      8.1 Ownership.

            All Know-How discovered or developed under a Development Program hereunder exclusively by either party or its Affiliates (directly or through others acting on its behalf) shall be owned and Controlled by such party, subject to the provisions of this Agreement. All Patents claiming Bulk Drug Substance, the Drug Product Candidate or the Drug Product, or a formulation or prodrug thereof, invented under a Development Program hereunder by either party or its Affiliates (directly or through others acting on its behalf) shall be owned and Controlled by such party, subject to the provisions of this Agreement. All such Patents and Know-How invented, discovered, or developed, as applicable, jointly by the parties or their Affiliates (directly or through others acting on their behalf) shall be owned and Controlled jointly, subject to the provisions of this Agreement. Inventorship shall be determined in accordance with United States patent and other applicable laws. Know-How that is owned and Controlled jointly by the parties or their Affiliates shall be "Joint Know-How" and Patents that are owned and Controlled jointly by the parties or their Affiliates shall be "Joint Patents."

      8.2 Patent Procurement and Maintenance.

            VERTEX shall be responsible for the preparation, filing, prosecution and maintenance of all VERTEX Patents, and any Joint Patents, and SERONO shall be responsible for the preparation, filing, prosecution and maintenance of all SERONO Patents. The filing party, with the advice of the other party, shall determine the countries in which applications will be filed. VERTEX shall provide draft applications for Joint Patents to SERONO sufficiently in advance of filing for SERONO to have the opportunity to comment thereon. VERTEX shall furnish SERONO


License, Development and Commercialization Agreement -- Confidential -- Page 29 with copies of all substantive communications between VERTEX and applicable patent offices regarding the Joint Patents. VERTEX and SERONO shall each provide the JDC with periodic reports listing, by name, any such Patents filed by it in the United States or the European Union, along with a general summary of the claims made and the jurisdictions of filing in the Territory. Each party will provide such assistance as the other party may reasonably request in order to protect the other party's rights to Patents for which it is responsible under this Section 8.2.

      8.3 Costs.

            [*******************************************************************
********************************************************************************
*************************]. Either party may at any time elect, by written notice to the other party, to discontinue support for one or more such Patents (a "Discontinued Patent") and shall not be responsible for any costs relating to a Discontinued Patent which are incurred more than sixty (60) days after receipt of that notice by the other party. In such case, the other party may elect at its sole discretion to continue preparation, filing, prosecution or maintenance of the Discontinued Patent at its sole expense. The party so continuing shall own any such Discontinued Patent, and the party electing to discontinue support shall execute such documents of transfer or assignment and perform such acts as may be reasonably necessary to transfer sole ownership of the Discontinued Patent to the other party and enable that party to file or to continue prosecution or maintenance of the Discontinued Patent, if the other party elects to do so. In the event VERTEX elects to discontinue support for a Discontinued Patent, the license granted to VERTEX by SERONO pursuant to Section 2.2 of this Agreement shall terminate with respect to that Discontinued Patent. Discontinuance may be on a country-by-country basis or for a Patent series in total.

      8.4 Infringement Claims by Third Parties.

            8.4.1 Notice. If the manufacture, import, use, offer to sell or sale of Bulk Drug Substance, the Drug Product Candidate and/or the Drug Product results in a claim or reasonable apprehension of a claim against a party hereto for patent infringement or for inducing or contributing to patent infringement ("Infringement Claim"), the party first having notice of an Infringement Claim shall promptly notify the other in writing. The notice shall set forth the facts of the Infringement Claim in reasonable detail.

            8.4.2 Third-Party Licenses. In the event that practicing the Technology in connection with the manufacture, import, use, offer to sell or sale of the Drug Product Candidate and/or the Drug Product in any country would require a license under a Third Party's patent, then SERONO will attempt to obtain a license under the Third Party's patent, will consult VERTEX


License, Development and Commercialization Agreement -- Confidential -- Page 30 regarding the terms of such license, and [**************************************
********************************************************************************
*********************************]

            8.4.3 Discontinued Sales, License or Defense of Suit. If the required license is either unavailable or its terms are unacceptable to SERONO, then SERONO may elect in its sole discretion to discontinue sales of the Drug Product in such country or to undertake the defense of a patent infringement action or the prosecution of a declaratory judgment action with respect to the Third Party patents. [**********************************************************
********************************************************************************
***********************] No settlement or consent judgment or other voluntary final disposition of a suit under this Section 8.4 may be entered into without the joint consent of VERTEX and SERONO (which consent shall not be unreasonably withheld).

      8.5 Infringement Claims Against Third Parties.

            8.5.1 Protection of Technology. VERTEX and SERONO each agree to take reasonable actions to protect their respective Technology from infringement and from unauthorized possession or use.

            8.5.2 Infringement of Technology. If any VERTEX Patents, SERONO Patents or Joint Patents are infringed or claimed to be invalid or VERTEX Know-How, SERONO Know-How or Joint Know-How is misappropriated, as the case may be, by a Third Party, the party to this Agreement first having knowledge of such infringement, claim or misappropriation, or knowledge of a reasonable probability of such infringement, claim or misappropriation, shall promptly notify the other in writing. The notice shall set forth the facts of such infringement. claim or misappropriation in reasonable detail. The owner of the Technology, or VERTEX, in the case of joint ownership between the parties hereto, shall have the primary right, but not the obligation, to institute, prosecute, and control with its own counsel any action or proceeding with respect to infringement, claimed invalidity or misappropriation of such Technology and the other party shall have the right, at its own expense, to be represented in such action by its own counsel. If the party having the primary right or responsibility to institute, prosecute, and control such action or proceeding fails to do so within a period of ninety (90) days after receiving notice of the infringement, claim or misappropriation, the other party shall have the right to bring and control any such action or proceeding by counsel of its own choice, and the party which had the primary responsibility shall have the right, at its own expense, to be represented in any such action or proceeding by counsel of its own choice. If one party brings any such action or proceeding, the second party may be joined as a party plaintiff, and, in case of joining, the second party agrees to give the first party reasonable assistance and authority to file and to


License, Development and Commercialization Agreement -- Confidential -- Page 31 prosecute such suit. In any case the second party shall provide all reasonable cooperation to the first party in connection with such action or proceeding. [*******************************************************************************
*******************************************************************************]
No settlement or consent judgment or other voluntary final disposition of a suit under this Section 8.5 may be entered into without the joint consent of VERTEX and SERONO (which consent shall not be unreasonably withheld).

      8.6 Notice of Certification.

            VERTEX and SERONO each shall immediately give notice to the other of any certification filed under the U.S. Drug Price Competition and Patent Term Restoration Act of 1984 claiming that a VERTEX Patent or a SERONO Patent is invalid or that any infringement will not arise from the manufacture, use or sale of any product by a Third Party. If VERTEX decides not to bring infringement proceedings against the party making such a certification, VERTEX shall give notice to SERONO of its decision not to bring suit within twenty-one
(21) days after receipt of notice of such certification. SERONO may then, but is not required to, bring suit against the party that filed the certification. Any suit by SERONO or VERTEX shall either be in the name of SERONO or in the name of VERTEX, or jointly by SERONO and VERTEX, as may be required by law. For this purpose, the party not bringing suit shall execute such legal papers necessary for the prosecution of such suit as may be reasonably requested by the party bringing suit.

      8.7 Patent Term Extensions.

            The parties shall cooperate in good faith with each other in gaining patent term extension wherever applicable to VERTEX Patents and SERONO Patents covering the Drug Product Candidate or Drug Product. SERONO and VERTEX shall mutually determine which patents shall be extended. All filings for such extension shall be made by the party who owns the patent, provided, however, that in the event that the party who owns the patent elects not to file for an extension, such party shall (i) inform the other party of its intention not to file and (ii) grant the other party the right to file for such extension.

      8.8 No Implied Rights.

            Except as expressly provided in this Agreement, no right or license to use any intellectual property of either party is granted hereunder by implication or otherwise.

                  ARTICLE IX -- REPRESENTATIONS AND WARRANTIES

      9.1 Representations and Warranties of VERTEX.

            VERTEX represents and warrants to SERONO as follows:

            (a) Authorization. This Agreement has been duly executed and delivered by VERTEX and constitutes the valid and binding obligation of VERTEX, enforceable against


License, Development and Commercialization Agreement -- Confidential -- Page 32

VERTEX in accordance with its terms except as enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of VERTEX, its officers and directors. The execution, delivery and performance of this Agreement does not breach, violate, contravene or constitute a default under any contracts, arrangements or commitments to which VERTEX is a party or by which it is bound nor does the execution, delivery and performance of this Agreement by VERTEX violate any order, law or regulation of any court, governmental body or administrative or other agency having authority over it.

            (b) No Third Party Rights. VERTEX owns or possesses adequate licenses or other rights to use all VERTEX Technology and to grant the licenses and rights herein.

            (c) Third Party Patents. Except as disclosed in writing between the parties to this Agreement or their respective agents, VERTEX is not aware of any issued patents or pending patent applications that, if issued, would be infringed by the development, manufacture, use, import, offer to sell or sale of the Drug Product Candidate, Bulk Drug Substance or Drug Product pursuant to this Agreement.

      9.2 Representations and Warranties of SERONO.

            SERONO represents and warrants to VERTEX as follows:

            (a) Authorization. This Agreement has been duly executed and delivered by SERONO and constitutes the valid and binding obligation of SERONO, enforceable against SERONO in accordance with its terms except as enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of SERONO, its officers and directors. The execution, delivery and performance of this Agreement does not breach, violate, contravene or constitute a default under any contracts, arrangements or commitments to which SERONO is a party or by which it is bound nor does the execution, delivery and performance of this Agreement by SERONO violate any order, law or regulation of any court, governmental body or administrative or other agency having authority over it.

            (b) Third Party Rights. SERONO owns or possesses adequate licenses or other rights to use all SERONO Technology in accordance with the provisions of this Agreement and to grant the licenses herein.


License, Development and Commercialization Agreement -- Confidential -- Page 33

            (c) Third Party Patents. Except as disclosed in writing between the parties to this Agreement or their respective agents, SERONO is not aware of any issued patent or pending patent applications that, if issued, would be infringed by the development, manufacture, use, import, offer to sell or sale of the Drug Product Candidate, Bulk Drug Substance or Drug Product pursuant to this Agreement.

                          ARTICLE X -- CONFIDENTIALITY

      10.1 Undertaking.

            Each party shall keep confidential, and other than as provided herein, shall not use or disclose, directly or indirectly, any trade secrets, other knowledge, information, documents or materials, owned or Controlled by the other party, which have been disclosed (in tangible or electronic form or as evidenced by meeting minutes or similar materials) to such party after the Effective Date and designated confidential by the disclosing party (any such information, "Confidential Information"). All Technology and all Confidential Information under the Research Agreement shall be deemed Confidential Information. Neither VERTEX nor SERONO shall use such Confidential Information of the other party for any purpose, including the filing of patent applications containing such information, without the other party's consent (which shall not be unreasonably withheld), other than for conducting the Development Program or as otherwise permitted under this Agreement.

            10.1.1 Nondisclosure and Nonuse. Each party shall take any and all lawful measures to prevent the unauthorized use and disclosure of such Confidential Information, and to prevent unauthorized persons or entities from obtaining or using such Confidential Information.

            10.1.2 Disclosure to Affiliates and Agents. Each party will refrain from directly or indirectly taking any action which would constitute or facilitate the unauthorized use or disclosure of such Confidential Information. Each party may disclose such Confidential Information to its Affiliates, their officers, employees and agents, to authorized licensees and sublicensees (including VERTEX's Far East collaborator as provided in Section 2.3.2 hereof), and to subcontractors in connection with the development of the Drug Product Candidate or the manufacture of Bulk Drug Substance, or Drug Product, but only to the extent necessary to enable such parties to perform their obligations hereunder or under the applicable license, sublicense or subcontract, as the case may be; provided, that such officers, employees, agents, licensees, sublicensees and subcontractors have entered into appropriate confidentiality agreements for secrecy and non-use of such Confidential Information.

            10.1.3 Liability. Each party shall be liable for any unauthorized use and disclosure of such Confidential Information by its Affiliates, officers, employees and agents and any such licensees, sublicensees and subcontractors.


License, Development and Commercialization Agreement -- Confidential -- Page 34

      10.2 Exceptions.

            Notwithstanding the foregoing, the provisions of Section 10.1 hereof shall not apply to Confidential Information which the receiving party can conclusively establish:

            (a) has entered the public domain without such party's or its Affiliates' breach of any obligation owed to the disclosing party;

            (b) is permitted to be disclosed by the prior written consent of the disclosing party;

            (c) has become known to the receiving party or any of its Affiliates from a source other than the disclosing party, other than by breach of an obligation of confidentiality owed to the disclosing party;

            (d) is disclosed by the disclosing party to a Third Party without restrictions on its disclosure;

            (e) is independently developed by the receiving party or its Affiliates without use of or reference to the Confidential Information; or

            (f) is required to be disclosed by the receiving party to comply with applicable laws or regulations or to defend or prosecute litigation, or to seek Regulatory Approval pursuant to this Agreement, provided that the receiving party takes reasonable and lawful actions to avoid or minimize the degree of such disclosure, and to have confidential treatment accorded to any Confidential Information disclosed, and provides prior written notice to the disclosing party within a time period sufficiently prior to such disclosure to permit the disclosing party to apply for a protective order or take other appropriate action to restrict disclosure. The receiving party shall fully cooperate with the disclosing party in connection with the disclosing party's efforts to obtain any such remedy.

      10.3 Publicity.

            The parties will agree upon the timing and content of any initial press release or other public communications relating to this Agreement and the transactions contemplated herein.

            (a) Except to the extent already disclosed in that initial press release or other public communication, no public announcement concerning the existence or the terms of this Agreement or concerning the transactions described herein shall be made, either directly or indirectly, by VERTEX or SERONO, except as may be legally required by applicable laws, regulations, or judicial order, without first obtaining the approval of the other party and agreement upon the nature, text, and timing of such announcement, which approval and agreement shall not be unreasonably withheld. If in the reasonable opinion of a party's legal counsel, such a public announcement is legally required by applicable laws, regulations or judicial order, then the disclosing party will provide the other party notice reasonable under the


License, Development and Commercialization Agreement -- Confidential -- Page 35 circumstances of such intended announcement, and to the extent feasible under the circumstances will consult with the other party relative to the nature and scope of such intended announcement.

            (b) In addition to the foregoing restrictions on public disclosure, if VERTEX concludes that a copy of this Agreement must be filed with the U.S. Securities and Exchange Commission, it will provide SERONO with a copy of the Agreement showing any sections as to which VERTEX proposes to request confidential treatment, will provide SERONO with an opportunity to comment on any such proposal and to suggest additional portions of the Agreement for confidential treatment, and will take SERONO's reasonable comments into consideration, before filing the same.

      10.4 Survival.

            The provisions of this Article X shall survive the termination of this Agreement and shall extend for a period of five (5) years thereafter.

                           ARTICLE XI -- PUBLICATION

            Each of SERONO and VERTEX reserves the right to publish or publicly present the results (the "Results") of the Development Program, subject to the following terms and conditions. The party proposing to publish or publicly present the Results (the "Publishing Party") will submit a draft of any proposed manuscript, abstract or speech to the other party (the "Non-publishing Party") for comments at least [*************] prior to submission for publication or oral presentation. The Non-publishing Party shall notify the Publishing Party in writing within [********* *************] of receipt of such draft whether such draft contains (i) information of the Non-publishing Party which it considers to be confidential under the provisions of Article X hereof, (ii) information that if published would have an adverse effect on a patent application covering the subject matter of this Agreement, or (iii) information which the Non-publishing Party reasonably believes would be likely to have a material adverse impact on the development or commercialization of the Drug Product Candidate or Drug Product. In any such notification, the Non-publishing Party shall indicate with specificity its suggestions regarding the manner and degree to which the Publishing Party may disclose such information. In the case of item (i) above, no party may publish Confidential Information of the other party without its consent in violation of Article X of this Agreement. In the case of item (ii) above, the Non-publishing Party may request a delay and the Publishing Party shall delay such publication or presentation, for a period not exceeding [*****************], to permit the timely preparation and filing of a patent application or an application for a certificate of invention on the information at issue. In the case of item (iii) above, if the Publishing Party shall disagree with the Non-publishing Party's assessment of the impact of the publication or presentation, then the issue shall be referred by


License, Development and Commercialization Agreement -- Confidential -- Page 36 the Publishing Party to the JDC for resolution. If the JDC is unable to reach agreement on the matter within [****************] after such referral, then the matter, if it involves the disclosure of confidential structural information with respect to a Compound, shall be referred to the Chief Executive Officers of SERONO and VERTEX, or to other members of senior management of such parties who report directly to their respective Chief Executive Officer, who shall attempt in good faith to reach a fair and equitable resolution of this disagreement. If the disagreement is not resolved in this manner within [****************] after referral to the JDC or (as to publications or presentations involving structural information) referral to the Chief Executive Officer of each party or his designee, as aforesaid, then the Chief Executive Officer of the Publishing Party shall notify the Chief Executive Officer of the Non-publishing Party of the decision of the Publishing Party as to publication or presentation of any information generated by it, subject always to the confidentiality provisions of
Article X hereof. This decision shall be final, provided that such decision shall be made with reasonable regard for the interests of the Non-publishing Party and provided further that no decision shall be made to publish or present information the publication or presentation of which would have a material adverse effect on the commercial prospects of any Drug Candidate or Drug Product. The parties agree that authorship of any publication or presentation will be determined based on the customary standards then being applied in the relevant scientific journal or conference. The parties will require any agents conducting the Development Program on their behalf to comply with publication and presentation restrictions comparable to those set forth herein.

      This Article XI shall terminate with the termination of this Agreement, but the provisions of Article X hereof shall continue to govern the disclosure by one party, whether by publication or otherwise, of Confidential Information of the other, during the period set forth in Section 10.4.

                       ARTICLE XII -- DISPUTE RESOLUTION

      12.1 Governing Law, and Jurisdiction.

            This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts and of the United States of America, without giving effect to the doctrine of conflict of laws.

      12.2 Dispute Resolution Process.

            Except as otherwise explicitly provided herein, in the event of any controversy or claim arising out of or relating to any provision of this Agreement, or the collaborative effort contemplated hereby, the parties shall, and either party may, refer such dispute to the JDC, and failing resolution of the controversy or claim within thirty (30) days after such referral, the matter shall be referred to the Chief Executive Officer of VERTEX and the Chief Executive Officer of SERONO, or other members of senior management of such parties who report directly to their


License, Development and Commercialization Agreement -- Confidential -- Page 37 respective Chief Executive Officers and who are not otherwise directly involved in the controversy or claim at issue, each with full authority from the Chief Executive Officer to settle the dispute, who shall, as soon as practicable, attempt in good faith to resolve the controversy or claim. If such controversy or claim is not resolved within sixty (60) days of the date of initial referral of the dispute to the JDC, either party shall be free to initiate proceedings based on such controversy or claim in any court having requisite jurisdiction.

                      ARTICLE XIII -- TERM AND TERMINATION

      13.1 Term.

            The term of this Agreement shall extend with respect to the Drug Product in a particular country from the Effective Date until the later of: (a) the last to expire or be invalidated of any VERTEX Patents or Joint Patents containing a Valid Patent Claim claiming the Drug Product or a method of making or using the same in that country; or (b) if there is no such Valid Patent Claim under a VERTEX Patent or Joint Patent in a particular country, [********************* ********************************] This Agreement shall expire in any event upon the later of the expiration or invalidation of the last of such Valid Patent Claims or [**************************
**************************], unless the Agreement is terminated at an earlier date pursuant to Sections 13.2, 13.3 or 13.4 hereof.

      13.2 Termination For Cause.

            In addition to rights of termination which may be granted to either party under other provisions of this Agreement, either party may terminate this Agreement upon sixty (60) days prior written notice to the other party upon the breach by such other party of any of its material obligations under this Agreement, provided that such termination shall become effective only if the breaching party shall fail to remedy or cure the breach, or to initiate steps to remedy the same to the other party's reasonable satisfaction, within such sixty
(60) day period.

      13.3 Termination for Bankruptcy.

            If at any time during the term of this Agreement, an Event of Bankruptcy (as defined below) relating to either party (the "Bankrupt Party") occurs, the other party (the "Other Party") shall have, in addition to all other legal and equitable rights and remedies available hereunder, the option to terminate this Agreement upon thirty (30) days' written notice to the Bankrupt Party. It is agreed and understood that if the Other Party does not elect to terminate this Agreement upon the occurrence of an Event of Bankruptcy, except as may otherwise be agreed with the trustee or receiver appointed to manage the affairs of the Bankrupt Party, the Other Party shall continue to make all payments required of it under this Agreement as if the Event of Bankruptcy had not occurred, and the Bankrupt Party shall not have the right to terminate any


License, Development and Commercialization Agreement -- Confidential -- Page 38 license granted herein. It is agreed and understood that all rights and licenses granted under or pursuant to this Agreement by VERTEX to SERONO are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, as amended from time to time (the "Bankruptcy Code"), licenses or rights to "intellectual property" as defined under Section 101(35A) of the Bankruptcy Code. The parties agree that SERONO, as a recipient of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code. Following the occurrence of an Event of Bankruptcy with respect to VERTEX and so long as that Event of Bankruptcy continues, VERTEX will not without SERONO's prior written consent sell, transfer, assign, or otherwise dispose of, or purport to sell, transfer, assign or otherwise dispose of, any right, title or interest in, to and under VERTEX Technology that is necessary or useful for SERONO to exercise its rights under this Agreement, if those rights would be impaired in any material respect by such sale, transfer, assignment or other disposition. As used above, the term "Event of Bankruptcy" shall mean (a) dissolution, termination of existence, liquidation or business failure of either party; (b) the appointment of a custodian or receiver for either party who has not been terminated or dismissed within ninety (90) days of such appointment; (c) the institution by either party of any proceeding under national, federal or state bankruptcy, reorganization, receivership or other similar laws affecting the rights of creditors generally or the making by either party of a composition or any assignment or trust mortgage for the benefit of creditors or under any national, federal or state bankruptcy, reorganization, receivership or other similar law affecting the rights of creditors generally, which proceeding is not dismissed within ninety
(90) days of filing.

      13.4 Termination by SERONO.

            SERONO may terminate this Agreement [*******************************
*********************************]. In such event SERONO, at the request of
VERTEX, shall assign or otherwise transfer to VERTEX all of its Regulatory Approvals with respect to the Drug Product.

      13.5 Effect of Termination.

            If this Agreement is not terminated at an earlier date, then upon its expiration in accordance with the last sentence of Section 13.1 hereof in a given country SERONO shall have an irrevocable, fully paid-up exclusive license, with the right to sublicense, in such country under the VERTEX Technology to develop, manufacture, have manufactured, use, sell, offer to sell and import the Bulk Drug Substance, Drug Product Candidate and Drug Product. If this Agreement is not terminated at an earlier date, then upon its expiration in accordance with Section 13.1 hereof in all countries in the Territory, SERONO shall have an irrevocable, fully paid-up exclusive license, with the right to sublicense, in the Territory under the VERTEX Technology to develop, manufacture, have manufactured, use, sell, offer to sell and import the Bulk Drug Substance,


License, Development and Commercialization Agreement -- Confidential -- Page 39

Drug Product Candidate and Drug Product. Upon any such termination of this Agreement in any country, VERTEX will deliver to SERONO the VERTEX Technology and provide to SERONO the technical support in connection therewith reasonably necessary to enable SERONO to manufacture Bulk Drug Substance in compliance with any and all current Regulatory Approvals. Such VERTEX Technology shall be delivered to SERONO in such a way as to communicate it to SERONO promptly, effectively and economically. At the written request of SERONO, VERTEX will continue to supply SERONO with Bulk Drug Substance under the terms of this Agreement for such period, not to exceed eighteen (18) months, as may be reasonably necessary for SERONO to procure its own supply of Bulk Drug Substance. Upon any termination of this Agreement pursuant to Sections 13.2 through 13.4 hereof, SERONO shall have the right to sell its inventory of the Drug Product for a period of six (6) months from the date of termination provided SERONO complies with the provisions of Sections 6.2 through 6.4 hereof. In the event the license granted to SERONO under Section 2.1 hereof terminates for any reason, each of SERONO's sublicensees at such time shall continue to have the rights and license set forth in their sublicense agreements; provided, however, that such sublicensee agrees in writing that VERTEX is entitled to enforce all relevant terms and conditions of such sublicense agreement directly against such sublicensee. Termination of this Agreement for any reason, or expiration of this Agreement, will not affect: (i) obligations, including the obligation for payment of any supply payments, which have accrued as of the date of termination or expiration, and (ii) rights and obligations which, from the context thereof, are intended to survive termination or expiration of this Agreement including obligations pursuant to Articles VI, VIII, X, XII, XIII, XIV and XV, to the extent applicable. Any right to terminate this Agreement shall be in addition to and not in lieu of all other rights or remedies that the party giving notice of termination may have at law or in equity or otherwise, including without limitation rights under the United States Bankruptcy Code.

                         ARTICLE XIV -- INDEMNIFICATION

      14.1 Indemnification by VERTEX.

            VERTEX will indemnify and hold SERONO and its Affiliates, and their employees, officers and directors harmless from and against any loss, damage, action, suit, claim, demand, liability, judgment, cost or expense (a "Loss"), that may be brought, instituted or arise against or be incurred by such Persons to the extent such Loss is based on or arises out of:

            (a) [***************************************************************
**************************************]

            (b) the breach by VERTEX of any of its covenants, representations or warranties set forth in this Agreement; and


License, Development and Commercialization Agreement -- Confidential -- Page 40

            (c) provided however, that the foregoing indemnification and hold harmless obligation shall not apply to any Loss to the extent such Loss is caused by the negligent or willful misconduct of SERONO or its Affiliates.

      14.2 Indemnification by SERONO.

            SERONO will indemnify and hold VERTEX, and its Affiliates, and their employees, officers and directors harmless from and against any Loss that may be brought, instituted or arise against or be incurred by such Persons to the extent such Loss is based on or arises out of:

            (a) [***************************************************************
*********************************************]

            (b) the breach by SERONO of any of its covenants, representations or warranties set forth in this Agreement; and

            (c) provided that the foregoing indemnification and hold harmless obligation shall not apply to any Loss to the extent such Loss is caused by the negligent or willful misconduct of VERTEX or its Affiliates.

      14.3 Claims Procedures.

            Each Party entitled to be indemnified by the other Party (an "Indemnified Party") pursuant to Section 14.1 or 14.2 hereof shall give notice to the other Party (an "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any threatened or asserted claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided:

            (a) That counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at such party's expense (unless (i) the employment of counsel by such Indemnified Party has been authorized by the Indemnifying Party; or (ii) the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in the defense of such action, in each of which cases the Indemnifying Party shall pay the reasonable fees and expenses of one law firm serving as counsel for the Indemnified Party, which law firm shall be subject to approval, not to be unreasonably withheld, by the Indemnifying Party);

            (b) The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement to the extent that the failure to give notice did not result in harm to the Indemnifying Party;


License, Development and Commercialization Agreement -- Confidential -- Page 41

            (c) No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the approval of each Indemnified Party which approval shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement which (i) would result in injunctive or other relief being imposed against the Indemnified Party; or (ii) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. The Indemnified Party shall have no right to settle or compromise any such claim or litigation without the Indemnifying Party's prior written consent; and

            (d) Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

      14.4 Insurance.

            Each party shall maintain and keep in force for the term of this Agreement comprehensive general liability insurance including Products/Completed Operations, Contractual and Broad Form Property Damage covering its indemnification obligations hereunder with a minimum limit of [*******************************************************************************
*********************************]. It is understood that such insurance shall not be construed to limit a party's liability with respect to such indemnification obligations. Such insurance shall be placed with a first class insurance carrier with at least a BBB rating by Standard & Poor. Promptly after execution and delivery of this Agreement, each party shall furnish a certificate of insurance to the other party evidencing the foregoing endorsements, coverage and limits, and providing that such insurance shall not expire or be canceled or modified without at least thirty (30) days prior notice to the other party.

                     ARTICLE XV -- MISCELLANEOUS PROVISIONS

      15.1 Waiver.

            No provision of the Agreement may be waived except in writing by both parties hereto. No failure or delay by either party hereto in exercising any right or remedy hereunder or under applicable law will operate as a waiver thereof, or a waiver of that or any other right or remedy on any subsequent occasion.

      15.2 Force Majeure.

            Neither party will be in breach hereof by reason of its delay in the performance of or failure to perform any of its obligations hereunder, if that delay or failure is caused by strikes, acts of God or the public enemy, riots, incendiaries, interference by civil or military authorities, or


License, Development and Commercialization Agreement -- Confidential -- Page 42 any similar cause beyond its control and without its fault or negligence; provided, however, the party claiming force majeure shall promptly notify the other party of the existence of such force majeure, shall use its best efforts to avoid or remedy such force majeure and shall continue performance hereunder with the utmost dispatch whenever such force majeure is avoided or remedied. Notwithstanding the foregoing, in the event that VERTEX provides notice of force majeure to SERONO, SERONO shall have the right not to make any future payments otherwise payable hereunder until such time as VERTEX resumes performance hereunder, and the schedule for payments hereunder shall be revised to apply any payments already made in advance by SERONO for the performance so delayed or suspended by VERTEX hereunder to such performance once it is resumed or to refund any such payments to SERONO in the event that such performance is not for any reason resumed.

      15.3 Registration of License.

            SERONO may, at its expense, register the license granted under this Agreement in any country where the use, sale, importation, offer to sell or manufacture of a Drug Product in such country would be covered by a Valid Patent Claim. Upon request by SERONO, VERTEX agrees promptly to execute any "short form" licenses submitted to it by SERONO in order to effect the foregoing registration in such country, but such licenses shall in no way alter or affect the obligations of the parties hereunder.

      15.4 Severability.

            Should one or more provisions of this Agreement be or become invalid, then the parties hereto shall attempt to agree upon valid provisions in substitution for the invalid provisions, which in their economic effect come so close to the invalid provisions that it can be reasonably assumed that the parties would have accepted this Agreement with those new provisions. If the parties are unable to agree on such valid provisions, the invalidity of such one or more provisions of this Agreement shall nevertheless not affect the validity of the Agreement as a whole, unless the invalid provisions are of such essential importance to this Agreement that it may be reasonably presumed that the parties would not have entered into this Agreement without the invalid provisions

      15.5 Government Acts.

            In the event that any act, regulation, directive, or law of a country or its government, including its departments, agencies or courts, should make impossible or prohibit, restrain, modify or limit any material act or obligation of SERONO or VERTEX under this Agreement, the party, if any, not so affected, shall have the right, at its option, to suspend or terminate this Agreement as to such country, if good faith negotiations between the parties to


License, Development and Commercialization Agreement -- Confidential -- Page 43 make such modifications therein as may be necessary to fairly address the impact thereof are not successful after a reasonable period of time in producing mutually acceptable modifications to this Agreement.

      15.6 Government Approvals.

            Each party will obtain any government approval required in its country of domicile, or under any treaties or international agreements to which its country of domicile is a signatory, to enable this Agreement to become effective, or to enable any payment hereunder to be made, or any other obligation hereunder to be observed or performed. Each party will keep the other informed of progress in obtaining any such government approval, and will cooperate with the other party in any such efforts.

      15.7 Assignment; Successors and Assigns.

            This Agreement may not be assigned or otherwise transferred by either party without the prior written consent of the other party; provided, however, that either party may assign this Agreement, without the consent of the other party, (i) to any of its Affiliates, if the assigning party guarantees the full performance of its Affiliates' obligations hereunder, or (ii) in connection with the transfer or sale of all or substantially all of its assets or business or in the event of its merger or consolidation with another company. Any purported assignment in contravention of this Section 15.7 shall, at the option of the nonassigning party, be null and void and of no effect. No assignment shall release either party from responsibility for the performance of any of its accrued obligations hereunder. This Agreement shall be binding upon and enforceable against the successor to or any permitted assignee of either of the parties hereto.

      15.8 Export Controls.

            This Agreement is made subject to any restrictions concerning the export of materials and Technology from the United States which may be imposed upon either party to this Agreement from time to time by the United States Government. In the event any such restrictions are imposed after the Effective Date and thereby render any provisions of this Agreement invalid or unenforceable, the provisions of Section 15.4 of this Agreement shall be applicable to those provisions. SERONO will not export, directly or indirectly, any VERTEX Technology or any Bulk Drug Substance, Drug Product Candidates or Drug Products utilizing such Technology to any countries for which the United States Government or any agency thereof at the time of such export requires an export license or other governmental approval, without first obtaining the written consent to do so from the Department of Commerce or other applicable agency of the United States Government in accordance with the applicable statute or regulation.


License, Development and Commercialization Agreement -- Confidential -- Page 44

      15.9 Affiliates.

            Each party may perform its obligations hereunder personally or through one or more Affiliates, although each party shall nonetheless be solely responsible for the performance of its Affiliates. Neither party shall permit any of its Affiliates to commit any act (including any act of omission) which such party is prohibited hereunder from committing directly.

      15.10 Counterparts.

             This Agreement may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall constitute the same agreement.

      15.11 No Agency.

            Nothing herein contained shall be deemed to create an agency, joint venture, amalgamation, partnership or similar relationship between SERONO and VERTEX. Notwithstanding any of the provisions of this Agreement, neither party shall at any time enter into, incur, or hold itself out to third parties as having authority to enter into or incur, on behalf of the other party, any commitment, expense, or liability whatsoever, and all contracts, expenses and liabilities in connection with or relating to the obligations of each party under this Agreement shall be made, undertaken, incurred or paid exclusively by that party on its own behalf, and not as an agent or representative of the other party.

      15.12 Notice.

            All communications between the parties with respect to any of the provisions of this Agreement will be sent to the addresses set out below, or to other addresses as designated by one party to the other by notice pursuant hereto, by air courier (which shall be deemed received by the other party on the third (3rd) business day following deposit with the air courier company), or by facsimile transmission, or other electronic means of communication (which shall be deemed received when transmitted), with confirmation by air courier, sent by the close of business on or before the next following business day:


License, Development and Commercialization Agreement -- Confidential -- Page 45

             If to SERONO, at:

               Laboratoires Serono S.A.
               Zone Industrielle de l'Ouriettaz
               1170 Aubonne
               Switzerland
               Fax: 41-22-354-5020
               Attention: General Manager

            with a copy to:

               Serono International S.A.
               15 bis Chemin des Mines
               1202 Geneva
               Switzerland
               Fax: 41-22-739-3070
               Attention: General Counsel

            and

            if to VERTEX, at:

                 Vertex Pharmaceutical Incorporated
                 130 Waverly Street
                 Cambridge, MA U.S.A. 02139-4211
                 Fax: (617) 577-6680
                 Attention: Chief Executive Officer

            with a copy to:

                 Kirkpatrick & Lockhart LLP
                 75 State Street
                 Boston, MA U.S.A. 02109
                 Fax: (617) 951-9151
                 Attention: Kenneth S. Boger, Esq.

      15.13 Headings.

            The section and paragraph headings are for convenience of reference only and will not be deemed to affect in any way the language of the provisions to which they refer.

      15.14 Entire Agreement.

            This Agreement, including the Schedules appended hereto, contains the entire understanding of the parties relating to the matters referred to herein, except as matters referenced herein are also addressed in the Research Agreement, and may only be amended by a written document referencing this Agreement, duly executed on behalf of the respective parties.

                            [Signature Page Follows]


License, Development and Commercialization Agreement -- Confidential -- Page 46

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized representatives as of the day and year first above written.


                               VERTEX PHARMACEUTICALS INCORPORATED


                               By:
                                  --------------------------------------------

                               Title:


                               LABORATOIRES SERONO S.A.


                               By:
                                  --------------------------------------------

                               Title:
                                     -----------------------------------------


                               By:
                                  --------------------------------------------

                               Title:
                                     -----------------------------------------


License, Development and Commercialization Agreement -- Confidential -- Page 47

                                  Schedule 1.4

                      [***********************************]

--------------------------------------------------------------------------------

[*******************************************************************************
********************************************************************************
*****************].


      License, Development and Commercialization Agreement -- Confidential

                                  Schedule 1.11

                             Drug Product Candidate

--------------------------------------------------------------------------------

                                 To be supplied


      License, Development and Commercialization Agreement -- Confidential

                                  Schedule 1.40

                                 SERONO Patents

--------------------------------------------------------------------------------


      License, Development and Commercialization Agreement -- Confidential

                                  Schedule 1.16

                            Countries of the Far East

--------------------------------------------------------------------------------

            Brunei

            Burma (Myanmar)

            Cambodia (Kampuchea)

            Indonesia

            Japan

            Laos

            Malaysia

            Mongolia

            Philippines

            Singapore

            Thailand

            Vietnam

            Korea (South and North)

            Taiwan

            People's Republic of China


      License, Development and Commercialization Agreement -- Confidential

                                  Schedule 1.47

                                 VERTEX Patents

--------------------------------------------------------------------------------


      License, Development and Commercialization Agreement -- Confidential